     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997


                                                 REGISTRATION STATEMENT 33-79808
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                         POST-EFFECTIVE AMENDMENT NO. 4

                                       TO

                                    FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2
                               ------------------

     A. Exact name of trust: FKLA VARIABLE SEPARATE ACCOUNT

     B. Name of depositor: FEDERAL KEMPER LIFE ASSURANCE COMPANY

     C. Complete address of depositor's principal executive offices:

       1 Kemper Drive
       Long Grove, Illinois 60049

     D. Name and complete address of agent for service:

                             DEBRA P. REZABEK, ESQ.
                     Federal Kemper Life Assurance Company
                                 1 Kemper Drive
                           Long Grove, Illinois 60049

                                           COPIES TO:
               FRANK JULIAN, ESQ.                              JOAN E. BOROS, ESQ.
     Federal Kemper Life Assurance Company                    Katten Muchin & Zavis
                 1 Kemper Drive                         1025 Thomas Jefferson Street, N.W.
           Long Grove, Illinois 60049                         Washington, D.C. 20007

     It is proposed that this filing will become effective (check appropriate box)


       [ ] immediately upon filing pursuant to paragraph (b), or



       [X] on May 1, 1997 pursuant to paragraph (b), or


       [ ] 60 days after filing pursuant to paragraph (a)(1), or

       [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

     If appropriate, check the following box:

       [ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.

     E. Title and amount of securities being registered:

         Units of Interests in the Separate Account under Flexible Premium Variable Life Insurance Policies.

     F. Proposed maximum aggregate offering price to the public of the securities being registered.

         Registration of Indefinite Amount of Securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. (See G. Below)


     G. Amount of filing Fee: An indefinite amount of the Registrant's securities has been registered pursuant to a declaration under Rule 24f-2 under the Investment Company Act of 1940, set out in Form S-6 Registration Statement filed on June 3, 1994 contained in File No. 33-79808. The Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed on February 27, 1997.


     H. Approximate date of proposed public offering:

                                  Continuous.

       [ ] Check box if it is proposed that this filing will become effective on
           (date) at (time) pursuant to Rule 487.
================================================================================

REGISTRANT ELECTS TO BE GOVERNED BY THE PROVISIONS OF RULE 6E-3(T)(B)(13)(I)(B)

                            PROSPECTUS--MAY 1, 1997

--------------------------------------------------------------------------------

                           FLEXIBLE PREMIUM VARIABLE
                             LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

                                   ISSUED BY

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
                   THROUGH ITS FKLA VARIABLE SEPARATE ACCOUNT

  HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049       (847) 550-5500

     This Prospectus describes a variable life insurance policy (the "Policy") offered by Federal Kemper Life Assurance Company ("FKLA"). The Policy provides for life insurance and for the accumulation of Cash Value on a variable basis. Premiums under the Policy are flexible, subject to certain restrictions. The Death Benefit and Cash Value of the Policy may vary to reflect the investment experience of the FKLA Variable Separate Account (the "Separate Account").

     The Policy meets the definition of "life insurance" under Section 7702 of the Internal Revenue Code. The Policy may be issued as or become a modified endowment contract. For a Policy treated as a modified endowment contract, certain distributions will be includable in gross income for Federal income tax purposes.

     See "Federal Tax Matters", page 20 for a discussion of laws that affect the tax treatment of the Policy.


     An Owner may allocate premiums under a Policy to one or more of the Subaccounts of the Separate Account and the Fixed Account. Each Subaccount invests in shares of one Portfolio of an underlying mutual fund. The underlying mutual funds (and the Portfolios of the underlying mutual funds) currently available under the Policy are: (a) Investors Fund Series (formerly Kemper Investors Fund) (Portfolios--Money Market, Total Return, High Yield, Growth, Government Securities, International and Small Cap Growth); (b) Janus Aspen Series (Portfolios--Growth, Aggressive Growth and Worldwide Growth); (c) Warburg Pincus Trust (Portfolios--Small Company Growth, Post-Venture Capital and International Equity); (d) Fidelity Variable Insurance Products Fund (Portfolios--Equity-Income and Growth); and (e) Fidelity Variable Insurance Products Fund II (Portfolios--Asset Manager: Growth and Investment Grade Bond). The other Portfolios of the Funds are not currently available for investment under the Policy. The accompanying prospectuses for the Funds describe the investment objectives and the attendant risks of the portfolios of the Funds. The Cash Value in the Fixed Account will accrue interest at a rate that is guaranteed by FKLA.


     The Policy permits the Owner to choose from two death benefit options. FKLA guarantees that prior to the Maturity Date the Death Benefit payable for a Policy will never be less than the Death Benefit stated in the Policy Specifications, less Debt, as long as the Policy is in force. There is no guaranteed Cash Value. If the Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse. A guarantee premium and guarantee period are stated in the Policy Specifications. Payment of the guarantee premium is not required but if paid as specified under the Policy will guarantee that the Policy will not lapse during the guarantee period.

     The Owner may examine the Policy and return it to FKLA for a refund during the Free-Look Period.

     It may not be advantageous to purchase a Policy as a replacement for another type of life insurance policy, or to obtain additional insurance protection if a flexible premium variable life insurance policy is already owned.


     This Prospectus generally describes only that portion of the Cash Value allocated to the Separate Account. For a brief summary of the Fixed Account option see "Fixed Account Option" on page 8.


           THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

           THE POLICIES ARE NOT INSURED BY THE FDIC. THEY ARE
           OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND ARE NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS
           INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                         ------------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
================================================================================


                                                               Page
                                                               ----
DEFINITIONS.................................................      1
SUMMARY.....................................................      2
FKLA AND THE SEPARATE ACCOUNT...............................      4
THE FUNDS...................................................      5
FIXED ACCOUNT OPTION........................................      8
THE POLICY..................................................      8
POLICY BENEFITS AND RIGHTS..................................     10
CHARGES AND DEDUCTIONS......................................     15
GENERAL PROVISIONS..........................................     17
DOLLAR COST AVERAGING.......................................     19
SYSTEMATIC WITHDRAWAL PLAN..................................     19
DISTRIBUTION OF POLICIES....................................     20
FEDERAL TAX MATTERS.........................................     20
LEGAL CONSIDERATIONS........................................     21
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS................     21
VOTING INTERESTS............................................     21
STATE REGULATION OF FKLA....................................     22
DIRECTORS AND OFFICERS OF FKLA..............................     23
LEGAL MATTERS...............................................     26
LEGAL PROCEEDINGS...........................................     26
EXPERTS.....................................................     26
REGISTRATION STATEMENT......................................     26
FINANCIAL STATEMENTS........................................     26
APPENDICES..................................................     47

                                  DEFINITIONS

     ACCUMULATION UNIT--An accounting unit of measure used to calculate the value of each Subaccount.

     AGE--The Insured's age on his or her nearest birthday.

     BENEFICIARY--The person to whom the proceeds due on the Insured's death are paid.

     CASH VALUE--The sum of the value of Policy assets in the Separate Account, Fixed Account and Loan Account.

     DATE OF RECEIPT--Date of receipt means the valuation date during which a request, form or payment is received at FKLA's Home Office. FKLA is deemed to have received any request, form or payment on the date it is actually received at the Home Office, provided that it is received before the close of the New York Stock Exchange (which is normally 3:00 p.m. Chicago time) on any date when the New York Stock Exchange is open. Otherwise, it will be deemed to be received on the next such day.

     DEBT--Debt means (1) the principal of any outstanding loan, plus (2) any loan interest due or accrued to FKLA.

     DEDUCTION DAY--The same day in each month as the Policy Date.

     FIXED ACCOUNT--The amount of assets held in the General Account attributable to the fixed portion of the Policy.

     FREE-LOOK PERIOD--The period of time in which an Owner may cancel the Policy and receive a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner.


     FUND OR FUNDS--Investors Fund Series (formerly Kemper Investors Fund), Janus Aspen Series, Warburg Pincus Trust, and Variable Insurance Products Fund and Variable Insurance Products Fund II (referred to herein as Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II).


     GENERAL ACCOUNT--The assets of FKLA other than those allocated to the Separate Account or any other separate account.

     GUIDELINE SINGLE PREMIUM--The maximum initial amount of premium that can be paid while retaining qualification as a life insurance policy under the Internal Revenue Code.

     INSURED--The person whose life is covered by the Policy and who is named in the Policy Specifications.

     ISSUE DATE--The date shown in the Policy Specifications. Incontestability and suicide periods are measured from the Issue Date.

     LOAN ACCOUNT--The amount of assets transferred from the Separate Account and the Fixed Account and held in the General Account as collateral for Policy Loans.

     MATURITY DATE--The Policy Date anniversary nearest the Insured's 100th birthday.

     MORTALITY AND EXPENSE RISK CHARGE--A charge deducted in the calculation of the Accumulation Unit Value for the assumption of mortality risks and expense guarantees.

     PLANNED PREMIUM--The scheduled premium specified by the Owner in the application.

     POLICY DATE--The date shown in the Policy Specifications. The Policy Date is the date used to determine Policy Years and Deduction Days. The Policy Date is the date that insurance coverage takes effect subject to any principles of conditional receipt under applicable law.

     POLICY YEAR--Each year commencing with the Policy Date and each Policy Date anniversary thereafter.

     PORTFOLIO--A series of a Fund with its own objectives and policies which represents shares of beneficial interest in a separate portfolio of securities and other assets.

     SEPARATE ACCOUNT VALUE--The portion of the Cash Value in the Subaccount(s) of the Separate Account.

     SPECIFIED AMOUNT--The amount chosen by the Owner and used to calculate the death benefit. The Specified Amount is shown in the Policy Specifications.

     SUBACCOUNT--A subdivision of the Separate Account.

     SURRENDER VALUE--The surrender value of a Policy is (1) the Cash Value minus (2) any applicable Surrender Charge; minus (3) any Debt.

     TRADE DATE--The date 30 days following the date all requirements for coverage have been completed by the Owner and coverage under the Policy is recorded by FKLA as in force.

     VALUATION DATE--Each business day on which valuation of the assets of the Separate Account is required by applicable law, which currently is each day that the New York Stock Exchange is open for trading.

     VALUATION PERIOD--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

                                    SUMMARY

     The following summary should be read in conjunction with the detailed information in this prospectus. You should refer to the heading "Definitions" for the meaning of certain terms. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements which are attached to this prospectus, or in endorsements to the Policy, as appropriate. Unless otherwise indicated, the description of the Policy contained in this prospectus assumes that the Policy is in force, that there is no indebtedness, and that current Federal tax laws apply.

     The Owner of a Policy pays a premium for life insurance coverage on the person insured. The Policy is a flexible premium policy, so subject to certain limitations, a Policy Owner may choose the amount and frequency of premium payments. The Policy provides for a Surrender Value which is payable if the Policy is terminated during an Insured's lifetime. The Death Benefit and Cash Value of the Policy may increase or decrease to reflect investment experience. There is no guaranteed Cash Value. If the Surrender Value is insufficient to pay charges under the Policy, the Policy will lapse unless an additional premium payment or loan repayment is made. A guarantee premium and a guarantee period are stated in the Policy Specifications. The Policy is guaranteed to remain in force during the guarantee period provided the sum of the premiums paid less withdrawals and debt is equal to or greater than the sum of the guarantee premiums. (See "The Policy--Premiums and Allocation of Premiums and Separate Account Value," pages 8 and 9, "Charges and Deductions," page 15, and "Policy Benefits and Rights," page 10.)

     Under certain circumstances, a Policy may be issued as or become a modified endowment contract as a result of a material change or reduction in benefits as defined by the Internal Revenue Code. Excess premiums paid may also cause the Policy to become a modified endowment contract. For a Policy treated as a modified endowment contract, certain distributions will be included in the Owner's gross income for purposes of Federal income tax (See "Federal Tax Matters," page 20.)

     The purpose of the Policy is to provide insurance protection for the beneficiary named therein. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

POLICY BENEFITS

     CASH VALUE. The Policy provides for a Cash Value. The Cash Value will reflect the amount and frequency of premium payments, the investment experience of the selected Subaccounts, any values in the Fixed Account and Loan Account, and charges imposed in connection with the Policy. The Owner bears the entire investment risk on that portion of the net premiums and Cash Value allocated to the Separate Account. FKLA does not guarantee a minimum Separate Account Value. (See "Policy Benefits and Rights--Cash Value," page 12.)

     The Owner may surrender a Policy at any time and receive the Surrender Value, which equals the Cash Value less any applicable surrender charge and outstanding Debt. Partial withdrawals are also available. (See "Policy Benefits and Rights--Surrender Privilege," page 14.)

     POLICY LOANS. After the first Policy Year, the Owner may borrow up to 95% of the Policy's Cash Value minus applicable surrender charges, subject to the requirements of the Internal Revenue Code. The minimum amount of a loan is $500. Interest at an effective annual rate of 5.00% in the first nine Policy Years and 3.00% thereafter will be charged on outstanding loan amounts. (See "Federal Tax Matters," page 20.)


     When a loan is made, a portion of the Policy's Cash Value equal to the amount of the loan will be transferred from the Separate Account and the Fixed Account (proportionately, unless the Owner requests otherwise) to the Loan Account. Cash Values within the Loan Account will earn 3.00% annual interest. Such earnings will be allocated to the Loan Account. (See "Policy Benefits and Rights--Policy Loans," page 13.)


     If the Policy is treated as a modified endowment contract, a loan will be treated as a distribution for Federal income tax purposes and may be subject to tax, withholding and penalties. (See "Federal Tax Matters," page 20.)

     DEATH BENEFITS. As long as the Policy remains in force, the Policy provides a death benefit payment upon the death of the Insured. The Policy contains two death benefit options prior to the Maturity Date. Under Option A, the death benefit is the Specified Amount stated in the Policy Specifications. Under Option B, the death benefit is the Specified Amount stated in the Policy Specifications plus the Cash Value. In either case, the death benefit will not be less than a specified multiple of the Cash Value. The death benefit payable will be reduced by any Debt. (See "Policy Benefits and Rights--Death Benefits," page 10.)

PREMIUMS

     The Owner has flexibility concerning the amount and frequency of premium payments. At the time of application, the Owner will determine a scheduled premium. However, the Owner will not be required to adhere to the schedule and, subject to certain restrictions, may make premium payments in any amount and at any frequency. The amount, frequency, and period of time over which an Owner pays premiums may affect whether the Policy will be classified as a modified endowment contract. The minimum premium payment is $50.

     Payment of the scheduled premium will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends on the Policy's Surrender Value. A guarantee premium and a guarantee period are stated in the Policy Specifications. A policy will remain in force during the guarantee period provided the sum of the premiums paid less withdrawals and Debt is equal to or greater than the sum of the guarantee premiums. (See "The Policy--Premiums," page 8.)

THE SEPARATE ACCOUNT


     ALLOCATION OF PREMIUMS. The portion of the premium available for allocation equals the premium paid less applicable charges. An Owner indicates in the application for the Policy the percentages of premium to be allocated among the Subaccounts of the Separate Account and the Fixed Account. The Separate Account currently consists of seventeen Subaccounts, each of which invests in shares of a designated Portfolio of the Investors Fund Series (formerly Kemper Investors
Fund), Janus Aspen Series, Warburg Pincus Trust, Fidelity Variable Insurance Products Fund or Fidelity Variable Insurance Products Fund II.


     On the day following the date of receipt, the initial premium less applicable charges will be allocated to the Money Market Subaccount. On the Trade Date, the Separate Account Value in the Money Market Subaccount will be allocated among the Subaccounts and the Fixed Account in accordance with the Owner's instructions in the application. (See "The Policy -- Policy Issue," page 8.)

     TRANSFERS. An Owner may transfer Separate Account Value among the Subaccounts. One transfer of all or part of the Separate Account Value may be made within a fifteen day period. Transfers are also permitted between the Fixed Account and the Subaccounts, subject to restrictions. (See "Allocation of Premiums and Separate Account Value--Transfers," page 9.)

THE FUNDS

     The following Portfolios of the Funds are currently available for investment by the Separate Account:


     INVESTORS FUND SERIES (FORMERLY KEMPER INVESTORS FUND) -- Money Market Portfolio, Total Return Portfolio, High Yield Portfolio, Growth Portfolio, Government Securities Portfolio, International Portfolio and Small Cap Growth Portfolio.


     JANUS ASPEN SERIES -- Growth Portfolio, Aggressive Growth Portfolio and Worldwide Growth Portfolio.

     WARBURG PINCUS TRUST -- Small Company Growth Portfolio, Post-Venture Capital Portfolio and International Equity Portfolio.

     FIDELITY VARIABLE INSURANCE PRODUCTS FUND -- Equity-Income Portfolio and Growth Portfolio.

     FIDELITY VARIABLE INSURANCE PRODUCTS FUND II -- Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio.


     For a more detailed description of the Funds, see "The Funds," page 5, the Funds' prospectuses, and statements of additional information available upon request.


CHARGES

     A state and local premium tax charge of 2.5% is deducted from each premium payment under the Policy prior to allocation of the net premium. In addition, a charge of 1% of each premium payment will be deducted to compensate FKLA for higher corporate income tax liability resulting from changes in the tax law made by the Omnibus Budget Reconciliation Act of 1990. (See Charges and Deductions--Deductions from Premiums, page 15.)

     No other charges are currently made from premium or the Separate Account for Federal, state or other taxes. Should FKLA determine that such taxes may be imposed, it may make deductions from the Separate Account to pay those taxes. (See "Federal Tax Matters," page 20.)

     Deductions will be made from the Policy's Cash Value in each Subaccount and the Fixed Account on the Policy Date and on each Deduction Day for the cost of providing life insurance coverage for the Insured. In addition, FKLA deducts an asset charge from each Subaccount on a daily basis for the assumption by FKLA of certain mortality and expense risks incurred in connection with the Policy, at an annual rate of .60%. This charge may be increased but is guaranteed not to exceed .90%. (See "Charges and Deductions--Cost of Insurance Charge and Mortality and Expense Risk Charge," pages 15 and 16.)

     A $6 per month administrative expense charge is deducted from the Policy's Cash Value on each Deduction Day. (See "Charges and Deductions--Monthly Administrative Charges," page 16.)

     If the Policy is surrendered or if the Cash Value is applied under a Settlement Option, a surrender charge on the premiums paid under the Policy will be deducted from the amount payable. A surrender charge may also apply to a partial withdrawal. The surrender charge starts at 6% in the first five Policy Years and reduces by 1% in Policy Years 6 through 9 and by 2% in Policy Year 10 so that there is no charge in the tenth and later Policy Years. During the first nine Policy Years following an increase in Specified Amount, an additional surrender charge will apply. The additional charge will be calculated as described above based on the amount of the increase, the number of years since the date of the increase and premium associated with the increase. In addition, a $25 withdrawal charge may be deducted for each withdrawal. (See "Policy Benefits and Rights--Surrender Privilege," page 14.)

     In addition, the Subaccounts of the Separate Account purchase shares of the Funds. For fees and expenses of the Funds, see the prospectuses for the Funds.

TAX TREATMENT UNDER CURRENT FEDERAL TAX LAW

     The Cash Value, while it remains in the Policy, and the Death Benefit should be subject to the same Federal income tax treatment as the cash value under a conventional fixed benefit life insurance policy. Under existing tax law, if the Policy is not treated as a modified endowment contract, the Owner is generally not deemed to be in receipt of the Cash Value under a Policy until a distribution occurs through a withdrawal or surrender. If the Policy is treated as a modified endowment contract, a loan will also be treated as a distribution. A change of Owners, an assignment, a loan or a surrender of the Policy may have tax consequences.

     Death Benefits payable under the Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be subject to income tax on the Death Benefit. (See "Federal Tax Matters," page 20.)

FREE-LOOK PERIOD

     The Owner is granted a period of time to examine a Policy and return it for a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner. (See "Policy Benefits and Rights--Free-Look Period," page 15.)

ILLUSTRATIONS OF CASH VALUES, SURRENDER VALUES, DEATH BENEFITS


     Tables in Appendix A illustrate the Separate Account Values, Surrender Values and Death Benefits based upon certain hypothetical assumed rates of return for the Separate Account and the charges deducted under the Policy.


                         FKLA AND THE SEPARATE ACCOUNT

FEDERAL KEMPER LIFE ASSURANCE COMPANY

     Federal Kemper Life Assurance Company ("FKLA") is a stock life insurance company organized under the laws of the State of Illinois. FKLA offers life insurance and annuity products and is admitted to do business in the District of Columbia and in all states except New York. FKLA is a wholly owned subsidiary of Kemper Corporation, a non-operating holding company. Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") indirectly and directly own 80 percent and 20 percent, respectively, of Kemper Corporation.

     FKLA Variable Separate Account (the "Separate Account") was established by FKLA as a separate investment account on May 27, 1994. The Separate Account will receive and invest the net premiums under the Policy. In addition, the Separate Account may receive and invest net premiums for other variable life insurance policies offered by FKLA.

     The Separate Account is administered and accounted for as part of the general business of FKLA, but the income, capital gains or capital losses of the Separate Account are credited to or charged against the assets held in the Separate Account, without regard to any other income, capital gains or capital losses of any other separate account or arising out of any other business which FKLA may conduct. The benefits provided under the Policy are obligations of FKLA.

     The Separate Account is currently divided into seventeen Subaccounts. Each Subaccount invests exclusively in shares of the Portfolios designated by the Policy Owner. Income and both realized and unrealized gains or losses from the assets of each Subaccount generally are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount of the Separate Account or arising out of any business FKLA may conduct. No funds have been invested in the Separate Account as of the date of this Prospectus.

     The Separate Account has been registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision by the Commission of the management, investment practices or policies of the Separate Account or FKLA.

                                   THE FUNDS


     The Separate Account invests in shares of the Investors Fund Series (formerly Kemper Investors Fund), Janus Aspen Series, Warburg Pincus Trust, Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II, series type mutual funds registered with the Commission as open-end, management investment companies. Registration of the Funds does not involve supervision of their management, investment practices or policies by the Commission. The Funds are designed to provide investment vehicles for variable life insurance and variable annuity contracts and, except for Investors Fund Series, certain qualified retirement plans. Shares of the Funds currently are sold only to insurance company separate accounts and qualified retirement plans. In addition to the Separate Account, shares of the Funds may be sold to variable life insurance and variable annuity separate accounts of insurance companies not affiliated with FKLA. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts of companies unaffiliated with FKLA, or for both variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans, to invest simultaneously in the Funds. Currently neither FKLA nor the Funds foresee any such disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. Management of the Funds has an obligation to monitor events to identify material conflicts between such owners and determine what action, if any, should be taken. In addition, if FKLA believes that a Fund's response to any of those events or conflicts insufficiently protects the Owners, it will take appropriate action on its own.


     The Separate Account invests in the underlying Portfolios of the Funds. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the income, gains or losses of one Portfolio has no effect on investment performance of any other Portfolio.

     The seventeen Portfolios are summarized below.


INVESTORS FUND SERIES (FORMERLY KEMPER INVESTORS FUND)


     MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments that mature in twelve months or less.

     TOTAL RETURN PORTFOLIO seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.

     HIGH YIELD PORTFOLIO seeks to provide a high level of current income by investing in fixed-income securities.

     GROWTH PORTFOLIO seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

     GOVERNMENT SECURITIES PORTFOLIO seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.

     INTERNATIONAL PORTFOLIO seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

     SMALL CAP GROWTH PORTFOLIO seeks maximum appreciation of investors' capital.

     Zurich Kemper Investments, Inc. ("ZKI" or the "Adviser"), an affiliate of FKLA, is the investment manager of each Portfolio of the Investors Fund Series specified above. For its services to the Portfolios, the Adviser receives compensation monthly at annual rates equal to .50 of 1%, .55 of 1%, .60 of 1%,
 .60 of 1%, .55 of 1%, .75 of 1% and .65 of 1% of the average daily net asset values of the Money Market Portfolio, the Total Return Portfolio, the High Yield Portfolio, the Growth Portfolio, the Government Securities Portfolio, the International Portfolio and the Small Cap Growth Portfolio, respectively. Zurich Investment Management Limited ("ZIML"), an affiliate of ZKI, serves as sub-advisor with respect to foreign securities investments of the Total Return, High Yield, Growth, International and Small Cap Growth Portfolios. ZIML is compensated by ZKI for its services.


JANUS ASPEN SERIES

     GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified Portfolio that pursues its objective by investing in common stocks of companies of any size. This Portfolio generally invests in larger, more established issuers.

     AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital. It is a nondiversified Portfolio that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies as described in the Fund's prospectus.

     WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified Portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers.

     Janus Capital Corporation is the investment adviser to each Portfolio of the Janus Aspen Series specified above and receives a monthly advisory fee based on the following schedule (expressed as an annual rate):

         AVERAGE DAILY NET
        ASSETS OF PORTFOLIO               ANNUAL RATE
-----------------------------------       -----------
First $30,000,000..................          1.00%
Next $270,000,000..................           .75%
Next $200,000,000..................           .70%
Over $500,000,000..................           .65%


     However, Janus Capital Corporation has agreed to reduce each of the above Portfolios' advisory fees to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rate for the Growth Portfolio, the Aggressive Growth Portfolio and the Worldwide Growth Portfolio for the period ended December 31, 1996 was .65%, .72% and .66%, respectively.


WARBURG PINCUS TRUST

     SMALL COMPANY GROWTH PORTFOLIO seeks capital growth by investing in equity securities of small-sized U.S. companies.

     POST-VENTURE CAPITAL PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy.

     INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing in equity securities of non-U.S. issuers.

     Warburg, Pincus Counsellors, Inc. ("Warburg") is the investment adviser to each Portfolio of the Warburg Pincus Trust specified above. For its advisory services, Warburg receives compensation at annual rates equal to the following percentages of average daily net asset values: Small Company Growth Portfolio 0.90%; Post-Venture Capital Portfolio 1.25%; and International Equity Portfolio 1.00%.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP) AND VARIABLE INSURANCE PRODUCTS FUND II (VIPII)

     VIP EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities.

     VIP GROWTH PORTFOLIO seeks to achieve capital appreciation.

     VIPII ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments and other investments.

     VIPII INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital.


     Fidelity Management & Research Company ("FMR") receives a monthly advisory fee for each Portfolio of the Variable Insurance Products Fund and Variable Insurance Products Fund II specified above. The fee for each Portfolio is calculated by adding a group fee rate to an individual fund fee rate and multiplying the result by each Portfolio's average net assets. The group fee rate, which is based on the average net assets of all the mutual funds advised by FMR, cannot rise above 0.52% for each of the VIP Equity-Income, VIP Growth and VIPII Asset Manager: Growth Portfolios and 0.37% for the VIPII Investment Grade Bond Portfolio, and it drops as total assets under management increase. The individual fund fee rates are as follows: Equity-Income Portfolio 0.20%; Growth Portfolio 0.30%; Asset Manager: Growth Portfolio 0.40% and Investment Grade Bond Portfolio 0.30%. Effective August 1, 1996, FMR voluntarily agreed to reduce VIPII Asset Manager: Growth Portfolio's individual fund fee rate from 0.40% to 0.30%. For the period ended December 31, 1996, the Portfolios' management fees were as follows: Equity-Income Portfolio 0.51%; Growth Portfolio 0.61%; Asset Manager: Growth Portfolio 0.65% and Investment Grade Bond Portfolio 0.45%.



     There is no assurance that any of the Portfolios of the Funds will achieve its objective as stated in the prospectus for the Fund. More detailed information, including a description of the risks involved in investing in each of the Portfolios, may be found in the prospectuses for the Funds, which must accompany or precede this Prospectus, and the Funds' statements of additional information available upon request from Federal Kemper Life Assurance Company, 1 Kemper Drive, Long Grove, Illinois 60049.


CHANGE OF INVESTMENTS

     FKLA reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. FKLA reserves the right to eliminate the shares of any of the Portfolios of the Funds and to substitute shares of another Portfolio of the Funds or of another investment company, if the shares of a Portfolio are no longer available for investment, or if in its judgment further investment in any Portfolio becomes inappropriate in view of the purposes of the Policy or the Separate Account. FKLA may also eliminate or combine one or more subaccounts, transfer assets, or it may substitute one subaccount for another subaccount, if, in its sole discretion, marketing, tax or investment conditions warrant. FKLA will not substitute any shares attributable to an Owner's interest in a Subaccount of the Separate Account without notice to the Owner and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

     FKLA also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company, with specified investment objectives. New subaccounts may be established when, in the sole discretion of FKLA, marketing needs or investment conditions warrant, and any new subaccounts may be made available to existing Owners as determined by FKLA.

     If deemed by FKLA to be in the best interests of persons having voting interests under the Policy, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other FKLA separate accounts. To the extent permitted by law, FKLA may also transfer the assets of the Separate Account associated with the Policy to another separate account, or to the General Account.

                              FIXED ACCOUNT OPTION


     NET PREMIUMS ALLOCATED BY POLICY OWNERS TO THE FIXED ACCOUNT OF THE POLICY AND TRANSFERS TO THE FIXED ACCOUNT BECOME PART OF THE GENERAL ACCOUNT OF FKLA, WHICH SUPPORTS INSURANCE AND ANNUITY OBLIGATIONS. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") NOR IS THE FIXED ACCOUNT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN GENERALLY ARE SUBJECT TO THE PROVISIONS OF THE 1933 OR 1940 ACTS AND FKLA HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS WHICH RELATE TO THE FIXED PORTION. DISCLOSURES REGARDING THE FIXED ACCOUNT, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.


     Under the Fixed Account Option offered under the Policies, FKLA allocates payments to its General Account and pays a fixed interest rate for stated periods. This Prospectus describes only the element of the Contract pertaining to the Separate Account except where it makes specific reference to fixed accumulation and settlement elements.

     The Policies guarantee that payments allocated to the Fixed Account will earn a minimum fixed interest rate of 3%. FKLA, at its discretion, may credit interest in excess of 3%. FKLA reserves the right to change the rate of excess interest credited as provided under the terms of the Policy. FKLA also reserves the right to declare separate rates of excess interest for net premiums or amounts transferred at designated times, with the result that amounts at any given designated time may be credited with a higher or lower rate of excess interest than the rate or rates of excess interest previously credited to such amounts and net premiums or amounts transferred at any other designated time.

                                   THE POLICY

POLICY ISSUE

     Before FKLA will issue a Policy, it must receive a completed application and a full initial premium at its Home Office. A Policy ordinarily will be issued only for Insureds Age 1 through 75 who supply satisfactory evidence of insurability to FKLA. Acceptance of an application is subject to underwriting by FKLA.

     After underwriting is complete and the Policy is delivered to the Owner, insurance coverage under the Policy will be deemed to have begun as of the Policy Date. (See "Premiums," below.)

PREMIUMS

     Premiums are to be paid to FKLA at its Home Office. (See "Distribution of Policies.") Checks ordinarily must be made payable to FKLA.

     PLANNED PREMIUMS. When applying for a Policy, a Policy Owner will specify a Planned Premium payment that provides for the payment of level premiums over a specified period of time. However, the Policy Owner is not required to pay Planned Premiums.

     The minimum monthly premium that will be accepted by FKLA is $50. For modes other than monthly the minimums are: annual $600; semi-annual $300; quarterly $150. The amount, frequency and period of time over which a Policy Owner pays premiums may affect whether the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment than conventional life insurance contracts for certain pre-death distributions. Accordingly, variations from the Planned Premiums on a Policy that is not otherwise a modified endowment contract may result in the Policy becoming a modified endowment contract for tax purposes.

     Payment of the Planned Premium will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Surrender Value. Even if Planned Premiums are paid, the Policy will lapse any time Surrender Value is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment. (See "Policy Lapse and Reinstatement.")

     A guarantee period and a monthly guarantee premium are specified in the Policy Specifications. The guarantee period is the period that ends on the third Policy anniversary. During the guarantee period, the policy will remain in force and no grace period will begin provided that the total premiums received, less any withdrawals and any outstanding loans, equals or exceeds the monthly guarantee premium times the number of months since the Policy Date, including the current month.

     FKLA may reject or limit any premium payment that is below the current minimum premium amount requirements, or that would increase the death benefit by more than the amount of the premium. All or a portion of a premium payment will be rejected and returned to the Owner if it would disqualify the Policy as life insurance under the Internal Revenue Code.

     Certain charges will be deducted from each premium payment. (See "Charges and Deductions.") The remainder of the premium, known as the net premium, will be allocated as described below under "Allocation of Premiums and Separate Account Value."

     POLICY DATE. The Policy Date is the date used to determine Policy Years and Deduction Days. The Policy Date will be the date that coverage on the Insured takes effect. If such date is the 29th, 30th, or 31st of a month, the Policy Date will be the first of the following month.

     In the event an application is declined by FKLA, the Cash Value in the Money Market Subaccount plus the total amount of monthly deductions and deductions against premiums will be refunded.

     The full initial premium is the only premium required to be paid under a Policy. However, additional premiums may be necessary to keep the Policy in force. (See "The Policy--Policy Lapse and Reinstatement.")

ALLOCATION OF PREMIUMS AND SEPARATE ACCOUNT VALUE

     ALLOCATION OF PREMIUMS. The initial net premium will be allocated to the Money Market Subaccount. The Separate Account Value will remain in the Money Market Subaccount until the Trade Date. On the Trade Date, the Separate Account Value in the Money Market Subaccount will be allocated to the Subaccounts and the Fixed Account elected by the Owner in the application for the Policy. Additional premiums received will continue to be allocated in accordance with the Owner's instructions in the application unless contrary written instructions are received. Once a change in allocation is made, all future premiums will be allocated in accordance with the new allocation, unless contrary written instructions are received. The minimum amount of any premium that may be allocated to a Subaccount is $50. Premium may be allocated to a maximum of ten Subaccounts.

     The Separate Account Value will vary with the investment experience of the chosen Subaccounts. The Owner bears the entire investment risk.

     TRANSFERS. After the Trade Date, Separate Account Value may be transferred among the Subaccounts and into the Fixed Account. One transfer of all or a part of the Separate Account Value may be made within a fifteen day period. All transfers made during a business day will be treated as one request.

     Fixed Account Value may be transferred to one or more Subaccounts. One transfer of part of the Fixed Account Value may be made once each Policy Year in the thirty day period following the end of a Policy Year.

     Transfer requests must be in writing in a form acceptable to FKLA, or by telephone authorization under forms authorized by FKLA. (See "General Provisions--Written Notices and Requests.") The minimum partial transfer amount is $500. No partial transfer may be made if the value of the Owner's remaining interest in a Subaccount or the Fixed Account, from which amounts are to be transferred, would be less than $500 after such transfer. Transfers will be based on the Accumulation Unit values next determined following receipt of valid, complete transfer instructions by FKLA. The transfer provision may be suspended, modified or terminated at any time by FKLA. FKLA disclaims all liability for acting in good faith in following instructions which are given in accordance with procedures established by FKLA, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, a Policy Owner would bear this risk of loss in the event of a fraudulent telephone transfer.

     AUTOMATIC ASSET REALLOCATION. A Policy Owner may elect to have transfers made automatically among the Subaccounts of the Separate Account on an annual or a quarterly basis so that Cash Value is reallocated to match the Policy Owner's predefined asset allocation program. An election to participate in the automatic asset reallocation program must be in writing in the form prescribed by FKLA and returned to FKLA at its home office.

POLICY LAPSE AND REINSTATEMENT

     LAPSE. Lapse will occur when the Surrender Value of a Policy is insufficient to cover the monthly deductions, and a grace period expires without a sufficient payment being made. (See "Charges and Deductions.")

     A grace period of 61 days will be given to the Owner. It begins when notice is sent that the Surrender Value of the Policy is insufficient to cover the monthly deductions. Failure to make a premium payment or loan repayment during the grace period sufficient to keep the Policy in force for three months will cause the Policy to lapse and terminate without value.

     If payment is received within the grace period, the premium or loan repayment will be allocated to the Subaccounts and the Fixed Account in accordance with the most current allocation instructions, unless otherwise requested. Amounts over and above the amounts necessary to prevent lapse may be paid as additional premiums, however, to the extent otherwise permitted. (See "The Policy--Premiums.")

     FKLA will not accept any payment that would cause the total premium payment to exceed the maximum payment permitted by the Code for life insurance under the guideline premium limits. However, the Owner may voluntarily repay a portion of Debt to avoid lapse. (See "Federal Tax Matters.")

     If premium payments have not exceeded the maximum payment permitted by the Code, the Owner may choose to make a larger payment than the minimum required payment to avoid the recurrence of the potential lapse of coverage. The Owner may also combine premium payments with Debt repayments.

     The death benefit payable during the grace period will be the Death Benefit in effect immediately prior to the grace period, less any Debt and any unpaid monthly deductions.

     REINSTATEMENT. If a Policy lapses because of insufficient Surrender Value to cover the monthly deductions, and it has not been surrendered for its Surrender Value, it may be reinstated at any time within three years after the date of lapse. Tax consequences may affect the decision to reinstate. Reinstatement is subject to:

     (1) receipt of evidence of insurability satisfactory to FKLA;

     (2) payment of a minimum premium sufficient to cover monthly deductions for the grace period and to keep the Policy in force three months; and

     (3) payment or reinstatement of any Debt against the Policy which existed at the date of termination of coverage.

     The effective date of reinstatement of a Policy will be the Deduction Day that coincides with or next follows the date the application for reinstatement is approved by FKLA. Suicide and incontestability provisions will apply from the effective date of reinstatement.

                           POLICY BENEFITS AND RIGHTS

DEATH BENEFITS

     While the Policy is in force (see "Policy Lapse and Reinstatement--Lapse," above) and prior to the Maturity Date, the death benefit is based on the death benefit option, the Specified Amount and the table of death benefit percentages applicable at the time of death. The death benefit proceeds will be equal to the death benefit minus any debt and minus any monthly deductions due during the grace period.

     A Policy Owner may select one of two death benefit options: Option A or Option B. An applicant designates the death benefit option in the application. Subject to certain restrictions, the Owner can change the death benefit option selected. So long as the Policy remains in force, the death benefit under either option will never be less than the Specified Amount.

     The Specified Amount is chosen by the Owner on the application and is stated in the Policy Specifications. The minimum Specified Amount permitted under the Policy is $25,000. However, a lesser Specified Amount may be permitted in the case of a single premium.

     OPTION A. Under Option A, the death benefit will be equal to the Specified Amount or, if greater, the Cash Value (determined as of the end of the Valuation Period during which the Insured dies) multiplied by a death benefit percentage. The death benefit percentages vary according to the age of the Insured and will be at least equal to the cash value corridor in Section 7702 of the Internal Revenue Code. The death benefit percentage is 250% for an Insured at Age 40 or under, and it declines for older Insureds. A table showing the death benefit percentages is in the Appendix B to this Prospectus and in the Policy.

     OPTION B. Under Option B, the death benefit will be equal to the Specified Amount plus the Cash Value (determined as of the end of the Valuation Period during which the Insured dies) or, if greater, the Cash Value multiplied by a death benefit percentage. The specified percentage is the same as that used in connection with Option A and as stated in the Appendix. The death benefit under Option B will always vary as Cash Value varies.

     EXAMPLES OF OPTIONS A AND B. The following examples demonstrate the determination of death benefits under Options A and B. The examples show three Policies--Policies I, II, and III--with the same Specified

Amount, but Cash Values that vary as shown, and which assume an Insured is Age 35 at the time of death and that there is no outstanding Debt.

                                              POLICY I       POLICY II       POLICY III
                                              --------       ---------       ----------
Specified Amount..........................    $100,000        $100,000         $100,000
Cash Value on Date of Death...............    $ 25,000        $ 50,000         $ 75,000
Death Benefit Percentage..................         250%            250%             250%
Death Benefit Under Option A..............    $100,000        $125,000         $187,500
Death Benefit Under Option B..............    $125,000        $150,000         $187,500

     Under Option A, the death benefit for Policy I is equal to $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Cash Value at the date of death multiplied by the death benefit percentage ($25,000 X 250% = $62,500). For both Policies II and III under Option A, the Cash Value multiplied by the death benefit percentage ($50,000 X 250% = $125,000 for Policy II; $75,000 X 250% = $187,500 for Policy III) is greater than the Specified Amount ($100,000), so the death benefit is equal to the higher value. Under Option B, the death benefit for Policy I is equal to $125,000 since the death benefit is the greater of Specified Amount plus Cash Value ($100,000 + $25,000 = $125,000) or the Cash Value multiplied by the death benefit percentage ($25,000 X 250% = $62,500). Similarly, in Policy II, Specified Amount plus Cash Value ($100,000 + $50,000 = $150,000) is greater than Cash Value multiplied by the death benefit percentage ($50,000 X 250% = $125,000). In Policy III, the Cash Value multiplied by the death benefit percentage ($75,000 X 250% = $187,500) is greater than the Specified Amount plus Cash Value ($100,000 + $75,000 = $175,000), so the death benefit is equal to the higher value.

     All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured dies. Death benefit proceeds may be paid to a Beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details.

     Death benefits under the Policy will ordinarily be paid within seven days after FKLA receives all documentation required for such a payment. Payments may be postponed in certain circumstances. (See "General Provisions -- Postponement of Payments")

CHANGES IN DEATH BENEFIT OPTION

     After the first Policy Year, a Policy Owner may request that the death benefit under the Policy be changed from Option A to Option B, or from Option B to Option A. Changes in the death benefit option may be made only once per Policy Year and should be made in writing to FKLA's Home Office. The effective date of any such change is the next Monthly Processing Date after the change is accepted.

     A change in the death benefit from Option A to Option B will result in a reduction in the Specified Amount of the Policy by the amount of the Policy's Cash Value, with the result that the death benefit payable under Option B at the time of the change will equal that which would have been payable under Option A immediately prior to the change. The change in option will affect the determination of the death benefit since Cash Value will then be added to the new Specified Amount, and the death benefit will then vary with Cash Value.

     A change in the death benefit from Option B to Option A will result in an increase in the Specified Amount of the Policy by the amount of the Policy's Cash Value, with the result that the death benefit payable under Option A at the time of the change will equal that which would have been payable under Option B immediately prior to the change. However, the change in option will affect the determination of the death benefit since the Cash Value will no longer be added to the Specified Amount in determining the death benefit. From that point on, the death benefit will equal the new Specified Amount (or, if higher, the Cash Value times the applicable specified percentage).

     A change in death benefit option may affect the future monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the death benefit exceeds Cash Value. (See "Charges and Deductions--Cost of Insurance Charge.") Assuming that the Policy's death benefit would not be equal to Cash Value times a death benefit percentage under either Option A or B, changing from Option B to Option A will generally decrease the future net amount at risk, and therefore decrease the future cost of insurance charges. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the insured's Age.

CHANGES IN SPECIFIED AMOUNT

     After the first Policy Year, a Policy Owner may request an increase or decrease in the Specified Amount under a Policy subject to approval from FKLA. A change in Specified Amount may only be made once per Policy Year and must be in an amount at least equal to $10,000. Increases are not allowed after the Insured attains age 85. Increasing the Specified Amount could increase the death benefit under a Policy, and decreasing the Specified Amount could decrease the death benefit. (See "Federal Tax Matters.") The amount of change in the death benefit will depend, among other things, upon the death benefit option chosen by the Owner and the degree to which the death benefit under a Policy exceeds the Specified Amount prior to the change. Changing the Specified Amount could affect the subsequent level of the death benefit while the Policy is in force and the subsequent level of Policy values. An increase in Specified Amount may increase the net amount at risk under a Policy, which will increase an Owner's cost of insurance charge and the guarantee premium amount. However, the guarantee period will not be extended as a result of an increase in Specified Amount. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which will decrease an Owner's cost of insurance charge. A decrease in Specified Amount will not decrease the guarantee premium.

     INCREASES. Additional evidence of insurability satisfactory to FKLA will be required for an increase in Specified Amount.

     DECREASES. Any decrease in Specified Amount will first be applied to the most recent increases successively, then to the original Specified Amount. A decrease will not be permitted if the Specified Amount would fall below the lesser of the initial Specified Amount or $25,000. If a decrease in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify the Policy as a life insurance contract, FKLA will refund the Policy Owner the amount of such excess above the premium limitations.

     FKLA reserves the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of the Policy, or (2) if, to effect the requested decrease, payments to the Owner would have to be made from Cash Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Surrender Value under the Policy.

     Any request for an increase or decrease in Specified Amount must be made by written application to FKLA's Home Office. It will become effective on the Deduction Day on or next following FKLA's acceptance of the request. If the Owner is not the Insured, FKLA will also require the consent of the Insured before accepting a request.

BENEFITS AT MATURITY

     If the Insured is living on the Policy Date anniversary nearest the Insured's Age 100, FKLA will pay the Owner the Surrender Value of the Policy, on surrender of the Policy to FKLA. On the Maturity Date, the Policy will terminate and FKLA will have no further obligations under the Policy.

CASH VALUE

     The Policy's Cash Value will reflect the investment experience of the selected Subaccounts, the frequency and amount of premiums paid, transfers between Subaccounts, any Fixed Account or Loan Account values, and any charges assessed in connection with the Policy. An Owner may make partial withdrawals of Cash Value or surrender the Policy and receive the Policy's Surrender Value, which equals the Cash Value less surrender charges and Debt. (See "Surrender Privilege.") There is no minimum guaranteed Cash Value.

     CALCULATION OF CASH VALUE. The Cash Value of the Policy is the total of the Policy's Separate Account Value, Fixed Account Value and Loan Account value. The Cash Value is determined on each Valuation Date. It will first be calculated on the Policy Date. On that date, the Cash Value equals the initial premium, less the monthly deductions for the first Policy Month. (See "Charges and Deductions.")

     On any Valuation Date during the Policy Year, the Policy's Separate Account Value in any Subaccount will equal:

          (1) The Policy's Separate Account Value in the Subaccount at the end of the preceding Valuation Period, multiplied by the Investment Experience Factor (defined below) for the current Valuation Period; plus

          (2) Any net premiums received during the current Valuation Period which are allocated to the Subaccount; plus

          (3) All amounts transferred to the Subaccount, either from another Subaccount or the Fixed Account or from the Loan Account in connection with the repayment of a Policy loan (see "Policy Benefits and Rights--Policy Loans,") during the current Valuation Period; minus

          (4) The pro rata portion of the monthly cost of insurance charge, administrative charge, and any other charges assessed to the Subaccount. (See "Charges and Deductions--Cost of Insurance Charge."); minus

          (5) All amounts transferred from the Subaccount during the current Valuation Period; minus

          (6) All amounts withdrawn from the Subaccount during the current Valuation Period; minus

          (7) All amounts loaned from the Subaccount during the current Valuation Period.

     There will also be Cash Value in the Loan Account if there is a Policy loan outstanding. The Loan Account is credited with amounts transferred from Subaccounts in connection with Policy loans. The Loan Account balance accrues daily interest at an effective annual rate of 3.00%. (See "Policy Benefits and Rights--Policy Loans.")

     The Cash Value in the Fixed Account is credited with interest at the annual rate declared by FKLA. The annual rate will never be less than 3%.

     ACCUMULATION UNIT VALUE. Each Subaccount has a distinct Accumulation Unit Value. When net premiums or other amounts are allocated to a Subaccount, a number of units are purchased based on the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the allocation is made. When amounts are transferred out of, or deducted from, a Subaccount, units are redeemed in a similar manner.

     For each Subaccount, the Accumulation Unit Value was initially set at the same unit value as the net asset value of a share of the underlying Portfolio. The Accumulation Unit Value for each subsequent Valuation Period is the Investment Experience Factor for that Valuation Period multiplied by the Accumulation Unit Value for the immediately preceding period. Each Valuation Period has a single Accumulation Unit Value which applies for each day in the period. The number of Accumulation Units will not change as a result of investment experience. The Investment Experience Factor may be greater or less than one; therefore, the Accumulation Unit Value may increase or decrease.

     INVESTMENT EXPERIENCE FACTOR. The investment experience of the Separate Account is calculated by applying the Investment Experience Factor to the Separate Account Value in each Subaccount during a Valuation Period. Each Subaccount has its own distinct Investment Experience Factor. The Investment Experience Factor of a Subaccount for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

     (1) is the net result of:

         a. the net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus

         b. the per share amount of any dividend or capital gain distributions made by the investment held in the Subaccount division, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

         c. a charge or credit for any taxes reserved for the current valuation period which we determine to have resulted from the investment operations of the Subaccount;

     (2) is the net asset value per share of the investment held in the Subaccount, determined at the end of the last prior Valuation Period;

     (3) is the factor representing the Mortality and Expense Risk Charge. (See "Charges and Deductions--Mortality and Expense Risk Charge.")

POLICY LOANS

     After the first Policy Year, the Owner may by written request to FKLA borrow all or part of the maximum loan amount of the Policy. The maximum loan amount is 95% of the Policy's Cash Value minus applicable surrender charges, subject to the requirements of the Internal Revenue Code. The amount of any new loan may not exceed the maximum loan amount less Debt on the date a loan is granted. The minimum amount of a loan is $500. Any amount due an Owner under a Policy Loan ordinarily will be paid within 7 days after FKLA receives a loan request at its Home Office, although payments may be postponed under certain circumstances. (See "Postponement of Payments," and "Federal Tax Matters.")

     On the date a Policy loan is made, an amount equal to the loan amount will be transferred from the Separate Account and Fixed Account to the Loan Account. Unless the Owner directs otherwise, the loaned amount will be deducted from the Subaccounts and the Fixed Account in proportion to the values that each bears to the Separate Account Value of the Policy in all of the Subaccounts plus the Fixed Account Value at the end of the Valuation Period during which the request is received.

     The loan interest will be assessed at an effective annual rate of 5.00% in the first nine Policy Years and 3.00% thereafter. Interest not paid when due will be added to the loan amount due upon the earlier of the next Policy Date Anniversary or when coverage ceases upon lapse, surrender, death or maturity and bear interest at the same rate. When interest is added to the loan amount, a transfer in this amount will be made from the Separate Account and the Fixed Account to the Loan Account.

     Cash Value in the Loan Account will earn 3.00% annual interest. Earnings will be allocated to the Loan Account.

     LOAN REPAYMENT. While the Policy is in force, policy loans may be repaid at any time, in whole or in part. At the time of repayment, Cash Value in the Loan Account equal to the amount of the repayment which exceeds the difference between interest due and interest earned will be allocated to the Subaccounts and the Fixed Account according to the Owner's current allocation instructions, unless otherwise requested by the Owner. Transfers from the Loan Account to the Separate Account or the Fixed Account as a result of the repayment of Debt will be allocated at the end of the Valuation Period during which the repayment is received. Such transfers will not be counted in determining the transfers made within a 15 day period.

     EFFECTS OF POLICY LOAN. Policy loans decrease Surrender Value and, therefore, the amount available to pay the charges necessary to keep the Policy in force. If Surrender Value on the day immediately preceding a Deduction Day is less than the monthly deductions for the next month, FKLA will notify the Owner. (See "General Provisions--Written Notices and Requests.") The Policy will lapse and terminate without value, unless a sufficient payment is made to FKLA within 61 days of the date such notice is sent to the Owner. (See "The Policy--Policy Lapse and Reinstatement.")

     EFFECT ON INVESTMENT EXPERIENCE. A Policy Loan will have an effect on the Cash Value of a Policy. The collateral for the loan (the amount held in the Loan Account) does not participate in the experience of the Subaccounts or the current interest rate of the Fixed Account while the loan is outstanding. If the amount credited to the Loan Account is more than the amount that would have been earned in the Subaccounts or the Fixed Account, the Cash Value will, and the Death Benefit may, be higher as a result of the loan. Conversely, if the amount credited to the Loan Account is less than would have been earned in the Subaccounts or the Fixed Account, the Cash Value, as well as the Death Benefit, may be less.

     TAX TREATMENT. If the Policy is treated as a modified endowment contract, a loan will be taxed in the same way as a loan from an annuity. Therefore, a loan may be subject to Federal income tax and a 10% tax penalty may apply. (See "Federal Tax Matters.")

SURRENDER PRIVILEGE

     While the Insured is living and the Policy is in force, the Owner may surrender the Policy for its Surrender Value. To surrender the Policy, the Owner must make written request to FKLA at its Home Office and return the Policy to FKLA. The Surrender Value is equal to the Cash Value less any applicable Surrender Charge and any Debt. (See "Surrender Charge," below.)

     SURRENDER CHARGE. A contingent deferred sales charge ("Surrender Charge") is imposed to cover expenses relating to the sale of the Policy including commissions paid to sales personnel, and other promotion and acquisition expenses. If this Policy is surrendered or if the Cash Value is applied under a Settlement Option (see "General Provisions--Settlement Options"), the amount payable may reflect a deduction for applicable Surrender Charges. A Surrender Charge will not be assessed against Cash Values applied under a settlement option if the Policy has been in force for five or more years and the settlement option elected provides for benefit payments of at least five years. The amount of the Surrender Charge will be calculated as a percentage of the total premiums paid under the Policy. During the period from the Policy Date to the fifth Policy Anniversary, the rate is 6%; on the fifth Policy Anniversary, the rate decreases to 5%, and on each of the next three Policy Anniversaries it will decrease an additional 1% with a final decrease of 2% on the ninth Policy Anniversary. During the first nine Policy Years following an increase in Specified Amount, an additional surrender charge will apply. The additional charge will be calculated as described above based on the amount of the increase, the number of years since the date of the increase and premiums associated with the increase. The Surrender Charge in any Policy Year will never exceed $60 per $1,000 of initial Death Benefit.

     The applicable Surrender Charge will be determined based upon the date of receipt of the written request for surrender.

     PARTIAL WITHDRAWALS. After the first Policy Year, a Policy Owner may make withdrawals of amounts less than the Surrender Value. The minimum amount of each withdrawal is $500. Surrender charges will apply to partial withdrawals, but only to the extent the withdrawal (plus all previous withdrawals made under the Policy) exceeds Cash Value less total premiums paid into the Policy. For purposes of determining the surrender charge assessed against a partial withdrawal, amounts in excess of the total premiums paid under the Policy will be considered to have been withdrawn first. A $25 withdrawal charge may be imposed for processing each withdrawal. (See "Charges and Deductions.") A withdrawal will decrease the Cash Value by the amount of the withdrawal and, if Death Benefit Option A is in effect, will reduce the Specified Amount by the amount of the withdrawal (before the withdrawal charge and any applicable surrender charge.)

FREE-LOOK PERIOD

     The Owner may, until the end of the period of time specified in the Policy, examine the Policy and return it for a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner. The amount of the refund will be the sum of the Cash Value in the Money Market Subaccount plus the total amount of monthly deductions and deductions made against Premiums. An Owner seeking a refund should return the Policy to FKLA at its Home Office or to the agent who sold the Policy.

                             CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUMS

     A state and local premium tax charge of 2.5% is deducted from each premium payment under the Policy prior to allocation of the net premium. This charge is to reimburse FKLA for the payment of state premium taxes. FKLA expects to pay an average state premium tax rate of approximately 2.5% but the actual premium tax attributable to a Policy may be more or less. In addition, a charge for federal taxes equal to 1% of each premium payment will be deducted to compensate FKLA for a higher corporate income tax liability resulting from changes made to the Internal Revenue Code by the Omnibus Budget Reconciliation Act of 1990.

COST OF INSURANCE CHARGE

     A monthly deduction is made from the Subaccounts and the Fixed Account for the cost of insurance to cover FKLA's anticipated mortality costs. The cost of insurance charge is deducted monthly in advance and is allocated among the Subaccounts and the Fixed Account in proportion each bears to the Cash Value of the Policy less Debt.

     The cost of insurance will be deducted on the Policy Date and on each Deduction Day thereafter by the cancellation of units. If the Deduction Day falls on a day other than a Valuation Date, the charge will be determined on the next Valuation Date. The cost of insurance charge is determined by multiplying the applicable cost of insurance rate (see below) by the "net amount at risk" for each policy month. The net amount at risk is equal to the Death Benefit minus the Cash Value on the Deduction Day.

     COST OF INSURANCE RATE. The monthly cost of insurance rates are based on the issue age, sex, rate class of the Insured and Policy Year. The monthly cost of insurance rates will be determined by FKLA based on its expectations as to future mortality experience. Any change in the schedule of rates will apply to all individuals of the same class as the Insured. The cost of insurance rate may never exceed those shown in the table of guaranteed maximum cost of insurance rates in the Policy. The guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age Nearest Birthday, published by the National Association of Insurance Commissioners.

     RATE CLASS. The rate class of an Insured will affect the cost of insurance rate. FKLA currently places Insureds in preferred rate classes and rate classes involving a higher mortality risk. The cost of insurance rates for rate classes involving a higher mortality risk are multiples of the preferred rates. (See "Charges and Deductions--Cost of Insurance Rate," above.)

MORTALITY AND EXPENSE RISK CHARGE


     A daily charge is deducted from the Subaccounts of the Separate Account for mortality and expense risks assumed by FKLA. This charge will be at an annual rate of 0.60%. This charge may be increased in the future but in no event will it exceed an annual rate of 0.90%.


     The mortality and expense risk assumed is that FKLA's estimates of longevity and of the expenses incurred over the lengthy period the Policy may be in effect--which estimates are the basis for the level of other charges FKLA makes under the Policy--will not be correct.

MONTHLY ADMINISTRATIVE CHARGE

     FKLA deducts a monthly administrative expense charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping and periodic reporting to owners. Currently, this charge is $6 per month.

OTHER CHARGES


     SURRENDER CHARGE. During the first nine Policy Years, if the Policy is surrendered or if the Cash Value is applied under a Settlement Option, a Surrender Charge is imposed against the total premium paid. In addition, the Surrender Charge may apply against a partial withdrawal if the withdrawal (plus all prior partial withdrawals) exceeds Cash Value less total premiums paid. The charge decreases from 6% to 0%, depending on the Policy Year of the date of surrender or application under a Settlement Option. During the first nine Policy Years following an increase in Specified Amount, an additional surrender charge will apply. The additional charge will be calculated as described above based on the amount of the increase, the number of years since the date of the increase and premium associated with the increase. A Surrender Charge will not be assessed against Cash Values applied under a Settlement Option if the Policy has been in force for five or more years and the Settlement Option elected provides for the payment of benefits for at least five years. The Surrender Charges are intended to compensate FKLA for expenses in connection with the distribution of the Policy. Surrender Charges are described in more detail under "Policy Benefits--Surrender Privilege."



     WITHDRAWAL CHARGE. A charge of $25 may be imposed for each partial withdrawal. This charge is designed to reimburse FKLA for the administrative expenses related to the withdrawal. A Surrender Charge may also apply to a partial withdrawal. (See "Surrender Charge" above.)


     TAXES. Currently, no charges are made against the Separate Account for Federal, state or other taxes that may be attributable to the Separate Account. FKLA may, however, in the future impose charges for Federal income taxes attributable to the Separate Account. Charges for other taxes, if any, attributable to the Policy may also be made. (See "Federal Tax Matters.")

     CHARGES AGAINST THE FUNDS. Under the investment advisory agreements between the Funds, on behalf of the Portfolios, and the investment managers and/or advisers for the Portfolios, such entities provide investment advisory services for the Portfolios. The Funds are responsible for the advisory fees and all their other expenses. The investment advisory fees differ with respect to each of the Portfolios of the Funds and are described on pages 6 and 7 of this Prospectus. FKLA may receive compensation from the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement. For more information concerning the investment advisory fees and other charges against the Portfolios of the Funds, see the prospectuses for the Funds and the Statements of Additional Information available upon request.

     SYSTEMATIC WITHDRAWAL PLAN. A charge of $50 is imposed to enter into a Systematic Withdrawal Plan (SWP.) In addition, a $25 charge will be imposed each time a change is made to the SWP. These charges are to reimburse FKLA for expenses related to the administration of the SWP. (See "Systematic Withdrawal Plan.")

     REDUCTION OF CHARGES. FKLA may reduce certain charges and the minimum initial premium in special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to FKLA policyowners, or sales to employees or clients of members of the Zurich Kemper group of companies. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected Owners and owners of all other policies funded by the Separate Account.

                               GENERAL PROVISIONS

SETTLEMENT OPTIONS

     The Owner, or Beneficiary at the death of the Insured if no election by the Owner is in effect, may elect to have all of the Death Benefit or Surrender Value of this Policy paid in a lump sum or have the amount applied to one of the Settlement Options. Payments under these options will not be affected by the investment experience of the Separate Account after proceeds are applied under a Settlement Option. Payment will be made as elected by the payee on a monthly, quarterly, semi-annual or annual basis. The option selected must result in a payment that is at least equal to FKLA's required minimum, according to rules in effect at the time the option is chosen. If at any time the payments are less than the minimum payment, FKLA may increase the period between payments to quarterly, semi-annual or annual so that the payment is at least equal to our minimum payment or make the payment in one lump sum.


     The Cash Value on the day immediately preceding the date on which the first benefit payment is due will first be reduced by any applicable Surrender Charge and Debt. The Surrender Value will be used to determine the benefit payment. The payment will be based on the Settlement Option elected in accordance with the appropriate settlement option table.


     OPTION 1--INCOME FOR SPECIFIED PERIOD. FKLA will pay income for the period and payment mode elected but not less than 5 years nor more than 30 years.

     OPTION 2--LIFE INCOME. FKLA will pay a monthly income to the payee during the payee's lifetime. If this Option is elected, annuity payments terminate automatically and immediately on the death of the annuitant without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

     OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED. FKLA will pay a monthly income for the guaranteed period elected and thereafter for the remaining lifetime of the payee. The period elected may only be 5, 10, 15 or 20 years.

     OPTION 4--JOINT AND SURVIVOR ANNUITY. FKLA will pay the full monthly income while both payees are living. Upon the death of either payee, the income will continue during the lifetime of the surviving payee. The surviving payee's income shall be the percentage of such full amount chosen at the time of election of this option. The percentages available are 50%, 66 2/3%, 75% and 100%. Annuity payments terminate automatically and immediately upon the death of the surviving payee without regard to the number or total amount of payments received.

     FKLA's consent is necessary for any other payment methods.

     The guaranteed monthly payments are based on an interest rate of 2.50% per year and, where mortality is involved, the "1983 Table a" individual mortality table developed by the Society of Actuaries, with a 5 year setback.

POSTPONEMENT OF PAYMENTS

     GENERAL. Payment of any amount due upon: (a) Policy termination at the Maturity Date, (b) surrender of the Policy, (c) payment of any Policy loan, or
(d) death of the Insured, may be postponed whenever:


          (1) The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission;



          (2) The Commission by order permits postponement for the protection of Owners; or



          (3) An emergency exists, as determined by the Commission, as a result of which disposal of securities of the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Separate Account.


     Transfers may also be postponed under these circumstances.

     PAYMENT NOT HONORED BY BANK. The portion of any payment due under the Policy which is derived from any amount paid to FKLA by check or draft may be postponed until such time as FKLA determines that such instrument has been honored by the bank upon which it was drawn.

THE CONTRACT

     The Policy, any endorsements, and the application constitute the entire contract between FKLA and the Owner. All statements made by the Insured or contained in the application will, in the absence of fraud or misrepresentation, be deemed representations and not warranties.

     Only the President, the Secretary, or an Assistant Secretary of FKLA is authorized to change or waive the terms of a Policy. Any change or waiver must be in writing and signed by one of those persons.

MISSTATEMENT OF AGE OR SEX

     If the age or sex of the Insured is misstated, the Death Benefit will be changed to what the cost of insurance on the previous Deduction Day would have purchased based on the correct sex and age.

INCONTESTABILITY

     FKLA may contest the validity of a Policy if any material misrepresentations are made in the application. However, a Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the Issue Date. A new two year contestability period will apply to increases in insurance, and to reinstatements beginning with the effective date of the increase or reinstatement.

SUICIDE

     Suicide by the Insured, while sane or insane, within two years from the Issue Date of the Policy is a risk not assumed under the Policy. FKLA's liability for such suicide is limited to the premiums paid less any withdrawals and Debt. When the laws of the state in which a Policy is delivered require less than a two year period, the period or amount paid will be as stated in such laws.

ASSIGNMENT

     No assignment of a Policy is binding on FKLA until it is received by FKLA at its Home Office. FKLA assumes no responsibility for the validity of the assignment. Any claim under an assignment is subject to proof of the extent of the interest of the assignee. If this Policy is assigned, the rights of the Owner and Beneficiary are subject to the rights of the assignee of record.

NONPARTICIPATING

     This Policy will not pay dividends. It will not participate in any of FKLA's surplus or earnings.

OWNER AND BENEFICIARY

     The Owner may, at any time during the life of the Insured and while the Policy is in force, designate a new Owner.

     Primary and secondary Beneficiaries may be designated by the Owner in the application. If changed, the primary or secondary Beneficiary is as shown in the latest change filed with FKLA. If no Beneficiary survives the Insured, the Insured's estate will be the Beneficiary. The interest of any Beneficiary may be subject to that of an assignee.

     Any change of Owner or Beneficiary must be made in writing in a form acceptable to FKLA. The change will take effect as of the date the request is signed. FKLA will not be liable for any payment made or other action taken before the notice has been received at FKLA's Home Office.

RECORDS AND REPORTS

     FKLA will maintain all records relating to the Separate Account. FKLA will send Owners, at their last known address of record, an annual report stating the Death Benefit, the Accumulation Unit Value, the Cash Value and Surrender Value under the Policy, and indicating any additional premium payments, partial withdrawals, transfers, Policy loans and repayments and charges made during the Policy Year. In addition, Owners will be sent confirmations and acknowledgments of various transactions. Owners will also be sent annual and semi-annual reports for the Fund to the extent required by the 1940 Act.

WRITTEN NOTICES AND REQUESTS

     Any written notice or request to be sent to FKLA should be sent to its Home Office, 1 Kemper Drive, Long Grove, Illinois 60049. The notice or request should include the Policy number and the Insured's full name. Any notice sent by FKLA to an Owner will be sent to the address shown in the application unless an address change has been filed with FKLA.

OPTIONAL INSURANCE BENEFITS

     Subject to certain requirements, a Policy Owner may elect to add one or more of the following optional insurance benefits to the Policy by a Rider at the time of application for a Policy. These optional benefits are: waiver of all monthly deductions against the Policy in the event of total disability of the Insured; term insurance on the Insured's dependent children; acceleration of the payment of a portion of the death benefit when the Insured is terminally ill; term insurance on an additional insured specified by the Owner; and extension of the Maturity Date under the Policy. If the Maturity Date is extended, the death benefit after the Maturity Date will be equal to the Cash Value multiplied by the death benefit factor in Appendix B to this Prospectus. The cost of any additional insurance benefits will be deducted as part of the monthly deductions. Certain restrictions may apply. Restrictions and provisions related to these benefits are more fully described in the applicable rider. Samples of the provisions are available from FKLA upon written request.

                             DOLLAR COST AVERAGING

     A Policy Owner may predesignate a portion of the Cash Value under a Policy attributable to the Money Market or Government Securities Subaccount to be automatically transferred on a monthly basis to one or more of the other Subaccounts and the Fixed Account. A Policy Owner may enroll in this program at the time the Policy is issued or anytime thereafter by properly completing the Dollar Cost Averaging enrollment form and returning it to FKLA at its home office at least five (5) business days prior to the effective date that all Dollar Cost Averaging transfers will be made ("Transfer Date").

     Transfers will commence on the first Transfer Date following the Trade Date. Transfers will be made in the amounts designated by the Policy Owner and must be at least $500 per Subaccount. The total Cash Value in the Money Market or Government Securities Subaccount at the time Dollar Cost Averaging is elected must be at least equal to the greater of $10,000 or the amount designated to be transferred on each Transfer Date multiplied by the duration selected. Dollar Cost Averaging will cease automatically if the Cash Value does not equal or exceed the amount designated to be transferred on each Transfer Date and the remaining amount will be transferred.

     Dollar Cost Averaging will terminate when (i) the number of designated monthly transfers has been completed, (ii) the Cash Value attributable to the Money Market or Government Securities Subaccount is insufficient to complete the next transfer, (iii) the Policy Owner requests termination in writing and such writing is received by FKLA at its home office at least five business days prior to the next Transfer Date in order to cancel the transfer scheduled to take effect on such date, or (iv) the Policy is surrendered. FKLA reserves the right to amend Dollar Cost Averaging on thirty days notice or terminate it at any time.

     A Policy Owner may initiate, reinstate or change Dollar Cost Averaging or change existing Dollar Cost Averaging terms by properly completing the new enrollment form and returning it to FKLA at its home office at least five (5) business days, (ten (10) business days for Fixed Account transfers), prior to the next Transfer Date such transfer is to be made.

                           SYSTEMATIC WITHDRAWAL PLAN

     FKLA administers a Systematic Withdrawal Plan ("SWP") which allows certain Policy Owners to preauthorize periodic withdrawals. Policy Owners entering into a SWP agreement instruct FKLA to withdraw selected amounts from the Fixed Account, or from a maximum of two Subaccounts on a monthly, quarterly, semi-annual or annual basis. Currently the SWP is available to Policy Owners who request a minimum $500 periodic payment. The amounts distributed under the SWP are partial withdrawals and will be subject to surrender charges, if applicable. (See "Policy Benefits and Rights--Surrender Privileges.") A charge of $50 will be imposed at the time a SWP is established. In addition, a $25 charge will be imposed each time a change is made to the SWP. These charges are designed to reimburse FKLA for expenses related to the administration of the SWP. Withdrawals taken under the SWP may be subject to income taxes, withholding and tax penalties. See "Federal Tax Matters." Policy Owners interested in the SWP may obtain an application and full information concerning this program and its restrictions from their representative or FKLA's home office. The right is reserved to amend the SWP on thirty days' notice. The SWP may be terminated at any time by the Contract Owner or FKLA.

                            DISTRIBUTION OF POLICIES

     The Policy is sold by licensed insurance representatives who represent FKLA and who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Policy is distributed through the principal underwriter, Investors Brokerage Services, Inc. ("IBS"), an affiliate of FKLA.

     Gross commissions paid by FKLA on the sale of the Policy plus fees for marketing services provided by affiliates of FKLA are not more than 10% in the first year and on increases in subsequent years and 6% in renewal years. A service fee at an annual rate of 0.10% on assets which have been maintained and serviced may also be paid. Firms to which service fees and commissions may be paid include affiliated broker-dealers.

     IBS is engaged in the sale and distribution of other variable life policies and annuities.

                              FEDERAL TAX MATTERS


     The ultimate effect of Federal income taxes on the Policy, on Settlement Options and on the economic benefit to the Owner, Beneficiary or payee depends on FKLA's tax status, and upon the tax status of the individual concerned.


FKLA'S TAX STATUS

     Under current interpretations of Federal income tax law, FKLA is taxed as a life insurance company and the operations of the Separate Account are treated as part of the total operations of FKLA. The operations of the Separate Account do not materially affect FKLA's Federal income tax liability because FKLA is allowed a deduction to the extent that net investment income of the Separate Account is applied to increase Owners' equity. FKLA may incur state and local taxes attributable to the Separate Account. At present, these taxes are not significant. Accordingly, FKLA does not charge or credit the Separate Account for Federal, state or local taxes. Thus, the Separate Account may realize net investment income, such as interest, dividends or capital gains, and reinvest such income all without tax consequences to the Separate Account.

     If there is a material change in applicable Federal, state or local law, however, charges or credits may be made to the Separate Account for Federal, state or local taxes, or reserves for such taxes, if any, attributable to the Separate Account. Such charges or credits will be determined independent of the taxes actually paid by FKLA.

TAX STATUS OF THE POLICY

     Section 7702 of the Internal Revenue Code ("Code") provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. FKLA will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death benefit payable under a Policy is excludable from gross income of the beneficiary under Section 101 of the Code.

     Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty also applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled, or if other exceptions apply.


     It may not be advantageous to replace existing insurance with Policies described in this Prospectus. It may also be disadvantageous to purchase a policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.



     The Policies offered by this Prospectus may or may not be issued as modified endowment contracts. FKLA will monitor premiums paid and will notify the Policy Owner when the Policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code.

     In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the FKLA Variable Separate Account be adequately diversified. Regulations issued by the Secretary of the Treasury, set the standards for measuring the adequacy of this diversification. A variable life policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. To be adequately diversified, each Subaccount of the Separate Account must meet certain tests. FKLA believes that the investments of the Separate Account meet the applicable diversification standards.

     Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, FKLA will take whatever steps are available to remain in compliance.

     FKLA will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

     A total surrender or cancellation of the Policy by lapse may have adverse tax consequences depending on the circumstances.

     Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

OTHER CONSIDERATIONS


     Because of the complexity of the law in its application to a specific individual, tax advice may be needed by a person contemplating purchase of a Policy or the exercise of elections under a Policy. The above comments concerning the Federal income tax consequences are not exhaustive and are not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on FKLA's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. FKLA also believes the Policy meets other requirements concerning Owner control over investments. However, the Secretary of the Treasury has not issued regulations on this subject. Such regulations, if adopted, could include requirements not included in the Policy. Because the guidance has not been published, there can be no assurance as to content or even whether application will be prospective only. If possible, FKLA will make modifications to the Policy to comply with such regulations.


                              LEGAL CONSIDERATIONS

     On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The Policy described in this Prospectus contains cost of insurance rates that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of federal, state and local laws, including Title VII of the Civil Rights Act, the Equal Pay Act, and NORRIS and subsequent cases on any employment-related insurance or fringe benefit program before purchasing this Policy.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

     FKLA holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of FKLA. FKLA maintains records of all purchases and redemptions of the shares of each portfolio of the Fund by each of the Subaccounts.

                                VOTING INTERESTS

     To the extent required by law, FKLA will vote a Fund's shares held in the Separate Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result FKLA determines that it is permitted to vote a Fund's shares in its own right, it may elect to do so.

     Owners of all Policies participating in each Subaccount shall have voting interests with respect to that Subaccount, based upon each Owner's proportionate interest in that Subaccount as measured by units.

     Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate Portfolio of a Fund.

     FKLA will vote shares of a Fund for which it has not received timely instructions in proportion to the voting instructions that FKLA has received with respect to all variable policies participating in a Portfolio. FKLA will also vote any Fund shares attributed to amounts it has accumulated in the Subaccounts in the same proportions that Owners vote.

     FKLA may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of a Fund or of one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio of a Fund. In addition, FKLA itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser of a Portfolio of a Fund if FKLA reasonably disapproves of such changes. A proposed change would be disapproved only if the change is contrary to state law or prohibited by state regulatory authorities, or if FKLA determines that the change would have an adverse effect on its General Account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event FKLA does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                            STATE REGULATION OF FKLA

     FKLA, a stock life insurance company organized under the laws of Illinois, is subject to regulation by the Illinois Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of FKLA as of December 31st of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of FKLA and the Separate Account and certifies to their adequacy, and a full examination of FKLA's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

     In addition, FKLA is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                         DIRECTORS AND OFFICERS OF FKLA

     The directors and principal officers of FKLA are listed below together with their current positions and their other business experience during the past five years. The address of each officer and director is 1 Kemper Drive, Long Grove, Illinois 60049.


           NAME AND AGE
        POSITION WITH FKLA
         YEAR OF ELECTION              OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
        ------------------             -----------------------------------------------------
John B. Scott (52)                  Chief Executive Officer, President and Director of Fidelity
Chief Executive Officer since       Life Association (FLA) since 1988. Chief Executive Officer
April 1988. President since May     and President of Kemper Investors Life Insurance Company
1987. Director since 1988.          (KILICO) since February 1992 and November 1993,
                                    respectively. Director of KILICO since 1992. Chief Executive
                                    Officer, President and Director of Zurich Life Insurance
                                    Company of America (ZLICA) and Zurich Direct, Inc. (ZD)
                                    since March 1996. Chairman of the Board and Director of
                                    Investors Brokerage Services, Inc. (IBS) and Investors
                                    Brokerage Services Insurance Agency, Inc. (IBSIA) since
                                    1993. Chairman of the Board of FKLA and FLA from April 1988 to January 1996. Chairman of the Board of KILICO from
                                    February 1992 to January 1996. Executive Vice President and
                                    Director of Kemper Corporation (K-Corp.) from January 1994 and March 1996, respectively. Executive Vice President of
                                    Kemper Financial Companies, Inc. from January 1994 to
                                    January 1996 and Director from 1992 to January 1996.

Eliane C. Frye (49)                 Executive Vice President of KILICO and FLA since 1995.
Executive Vice President since      Executive Vice President of ZLICA and ZD since March 1996.
1995.                               Director of IBS and IBSIA since 1995. Senior Vice President of KILICO, FKLA and FLA from 1993 to 1995. Vice President of
                                    FKLA and FLA from 1988 to 1993.

Frederick L. Blackmon (45)          Senior Vice President and Chief Financial Officer of KILICO
Senior Vice President and Chief     since December 1995. Senior Vice President and Chief
Financial Officer since December    Financial Officer of FLA since January 1996. Senior Vice
1995.                               President and Chief Financial Officer of ZLICA since March
                                    1996. Senior Vice President, Chief Financial Officer and
                                    Director of ZD since March 1996. Treasurer and Chief
                                    Financial Officer of K-Corp. since January 1996. Chief
                                    Financial Officer of Alexander Hamilton Life Insurance
                                    Company from April 1989 to November 1995.

James C. Harkensee (38)             Senior Vice President of KILICO and FLA since January 1996.
Senior Vice President since         Senior Vice President of ZLICA since 1995. Senior Vice
January 1996.                       President of ZD since 1995. Vice President of ZLICA from
                                    1992 to 1995. Chief Actuary of ZLICA from 1991 to 1994.
                                    Assistant Vice President of ZLICA from 1990 to 1992. Vice
                                    President of ZD from 1994 to 1995.

James E. Hohmann (41)               Senior Vice President and Chief Actuary of KILICO since
Senior Vice President and Chief     December 1995. Senior Vice President and Chief Actuary of
Actuary since December 1995.        FLA since January 1996. Senior Vice President and Chief
                                    Actuary of ZLICA since March 1996. Senior Vice President,
                                    Chief Actuary and Director of ZD since March 1996. Managing
                                    Principal (Partner) of Tillinghast-Towers Perrin from
                                    January 1991 to December 1995. Consultant/Principal
                                    (Partner) of Tillinghast-Towers Perrin from November 1986 to
                                    January 1991.

Edward K. Loughridge (42)           Senior Vice President and Corporate Development Officer of
Senior Vice President and           KILICO and FLA since January 1996. Senior Vice President and
Corporate Development Officer       Corporate Development Officer for ZLICA and ZD since March
since January 1996.                 1996. Senior Vice President of Human Resources of
                                    Zurich-American Insurance Group from February 1992 to March
                                    1996.

           NAME AND AGE
        POSITION WITH FKLA
         YEAR OF ELECTION              OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
        ------------------             -----------------------------------------------------
Debra P. Rezabek (41)               Senior Vice President of KILICO and FLA since March 1996.
Senior Vice President since 1996.   Corporate Secretary of KILICO and FLA since January 1996.
General Counsel since 1992.         Vice President of KILICO, FKLA and FLA since 1995. General
Corporate Secretary since January   Counsel of KILICO since 1992. General Counsel and Director
1996.                               of Government Affairs of FKLA and FLA since 1992 and of
                                    KILICO since 1993. Senior Vice President, General Counsel
                                    and Corporate Secretary of ZLICA since March 1996. Senior
                                    Vice President, General Counsel, Corporate Secretary and
                                    Director of ZD since March 1996. Secretary of IBS and IBSIA since 1993. Director of IBS and IBSIA from 1993 to 1996.
                                    Assistant General Counsel of FKLA and FLA from 1988 to 1992.
                                    General Counsel and Assistant Secretary of KILICO, FKLA and
                                    FLA from 1992 to 1996. Assistant Secretary of K-Corp. since
                                    January 1996.

George Vlaisavljevich (54)          Senior Vice President of KILICO, FLA and ZLICA since October
Senior Vice President since         1996. Director of IBS and IBSIA since October 1996.
October 1996.                       Executive Vice President of The Copeland Companies from
                                    April 1983 to September 1996.

Loren J. Alter (58)                 Director of KILICO, FLA and Zurich Kemper Investments, Inc.
Director since January 1996.        (ZKI) since January 1996. Director of ZLICA since May 1979.
                                    Executive Vice President of Zurich Insurance Company since
                                    1979. President, Chief Executive Officer and Director of
                                    K-Corp. since January 1996.

William H. Bolinder (53)            Chairman of the Board and Director of KILICO and FLA since
Chairman of the Board and Director  January 1996. Chairman of the Board of ZLICA and ZD since
since January 1996.                 March 1995. Chairman of the Board of K-Corp. since January
                                    1996. Vice Chairman and Director of ZKI since January 1996.
                                    Member of the Corporate Executive Board of Zurich Insurance
                                    Group since October 1994. Chairman of the Board of American
                                    Guarantee and Liability Insurance Company, Zurich American
                                    Insurance Company of Illinois, American Zurich Insurance
                                    Company and Steadfast Insurance Company since 1995. Chief
                                    Executive Officer of American Guarantee and Liability
                                    Insurance Company, Zurich American Insurance Company of
                                    Illinois, American Zurich Insurance Company and Steadfast
                                    Insurance Company from 1986 to June 1995. President of
                                    Zurich Holding Company of America since 1986. Manager of
                                    Zurich Insurance Company, U.S. Branch since 1986.
                                    Underwriter for Zurich American Lloyds since 1986.

Daniel L. Doctoroff (38)            Director of KILICO, FLA and K-Corp. since January 1996.
Director since January 1996.        Director of ZLICA since March 1996. Managing Partner of
                                    Insurance Partners Advisors, L.P. since February 1994. Vice
                                    President of Keystone, Inc. since October 1992. Managing
                                    Director of Rosecliff Inc./Oak Hill Partners, Inc. since
                                    August 1987. Director of Bell & Howell Company since 1989;
                                    Specialty Foods Corporation since 1993; and Capstar Hotel
                                    Company since 1995.

Steven M. Gluckstern (46)           Director of KILICO, FLA and K-Corp. since January 1996.
Vice Chairman and Director since    Director of ZLICA since March 1996. Vice Chairman of FKLA
January 1996.                       and FLA since January 1996. Member of the Corporate
                                    Executive Board of Zurich Insurance Group since March 1997.
                                    Chairman of the Board and Director of ZKI since January
                                    1996. Chairman of the Board and Chief Executive Officer of
                                    Zurich Reinsurance Centre, Inc. since May 1993. President of
                                    Centre Re, Bermuda from December 1986 to May 1993.

           NAME AND AGE
        POSITION WITH FKLA
         YEAR OF ELECTION              OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
        ------------------             -----------------------------------------------------
Markus Rohrbasser (42)              Director of KILICO, FLA and ZLICA since May 1997. Chief
Director since May 1997.            Financial Officer and Member of the Corporate Executive
                                    Board of Zurich Insurance Company since January 1997. Member of Enlarged Corporate Executive Board and Chief Executive
                                    Officer of Union Bank of Switzerland (North America) from
                                    1992 to 1997.

Michael P. Stramaglia (37)          Director of KILICO and FLA since January 1996. Director of
Director since January 1996.        ZLICA since March 1996. President of Zurich Life Insurance
                                    Company of Canada (ZLICC) since June 1994. Chief Operating
                                    Officer of ZLICC since March 1997. President of KEZMO,
                                    L.L.C. and President of KEZLI, L.L.C. since 1995. Chief
                                    Executive Officer of ZLICC from June 1994 to March 1997.
                                    Executive Vice President and Chief Operating Officer of
                                    ZLICC from June 1993 to June 1994. Senior Vice President of the Corporate Division of ZLICC from January 1990 to June
                                    1993. Director of ZLICC, Zurich Life of Canada Holdings
                                    Limited, Zurich Indemnity Company of Canada, Zurich Canadian
                                    Holdings Limited, and Zurmex Canada Holdings Limited.

Paul H. Warren (41)                 Director of FKLA , FLA and K-Corp. since January 1996.
Director since January 1996.        Director of ZLICA since March 1996. Partner of Insurance
                                    Partners Advisors, L.P. since March 1994. Managing Director of International Insurance Advisors since March 1992. Vice
                                    President of J.P. Morgan from June 1986 to March 1992.
                                    Director of Unionamerica Holdings plc since June 1993;
                                    Unionamerica Insurance Company since September 1993; Tarquin plc since November 1994; Charman Underwriting Agencies Ltd.
                                    since November 1994; and Corporate Health Dimensions since
                                    March 1997.

                                 LEGAL MATTERS


     All matters of Illinois law pertaining to the Policy, including the validity of the Policy and FKLA's right to issue the Policy under Illinois Insurance Law, have been passed upon by Frank J. Julian, Associate General Counsel of FKLA. Katten Muchin & Zavis, Washington, D.C., has advised FKLA on certain legal matters concerning Federal securities laws applicable to the issue and sale of Policies.


                               LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. FKLA is not a party in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS


     The balance sheets of FKLA as of December 31, 1996 and January 4, 1996 and the related statements of operations, stockholder's equity, and cash flows for the periods from January 4, 1996 to December 31, 1996 and for each of the years in the two year period ended December 31, 1995 have been included herein and in the registration statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein and upon the authority of said firm as experts in accounting and auditing. The report of KPMG Peat Marwick LLP covering FKLA's financial statements contains an explanatory paragraph that states as a result of the acquisition of its parent, Kemper Corporation, the financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and therefore, is not comparable.



     Actuarial matters included in this Prospectus have been examined by Christopher J. Nickele, FSA as stated in the opinion filed as an exhibit to the Registration Statement.


                             REGISTRATION STATEMENT

     A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies. For further information concerning the Separate Account, FKLA and the Policy, reference is made to the Registration Statement as amended with exhibits. Copies of the Registration Statement are available from the Commission upon payment of a fee.

                              FINANCIAL STATEMENTS


     The financial statements of FKLA that are included should be considered only as bearing upon FKLA's ability to meet its contractual obligations under the Policy. FKLA's financial statements do not bear on the investment experience of the assets held in the Separate Account. No financial statements are included for the Separate Account. As of the end of December 31, 1996, the most recently completed fiscal year of the Separate Account, it had not yet commenced operations, had no assets or liabilities and received no income nor incurred any expense.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors and Stockholder


Federal Kemper Life Assurance Company:



     We have audited the accompanying balance sheets of Federal Kemper Life Assurance Company as of December 31, 1996 and as of January 4, 1996, and the related statements of operations, stockholder's equity, and cash flows for the periods from January 4, 1996 to December 31, 1996 (post-acquisition), and for each of the years in the two-year period ended December 31, 1995 (pre-acquisition). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, the aforementioned post-acquisition financial statements present fairly, in all material respects, the financial position of Federal Kemper Life Assurance Company as of December 31, 1996 and as of January 4, 1996, and the results of its operations and its cash flows for the post-acquisition period, in conformity with generally accepted accounting principles. Further, in our opinion, the aforementioned pre-acquisition financial statements present fairly, in all material respects, the financial position of Federal Kemper Life Assurance Company and the results of its operations and its cash flows for the pre-acquisition periods, in conformity with generally accepted accounting principles.



     As discussed in Note 1 to the financial statements, effective January 4, 1996, an investor group as described in Note 1, acquired all of the outstanding stock of Federal Kemper Life Assurance Company in a business combination accounted for as a purchase. As a result of the acquisition, the financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.


                                            KPMG PEAT MARWICK LLP
Chicago, Illinois
March 21, 1997

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                                 BALANCE SHEETS

                       (in thousands, except share data)


                                                              DECEMBER 31      JANUARY 4
                                                                 1996             1996
                                                              -----------      ----------
ASSETS
Fixed maturities, available for sale, at fair value
  (amortized cost: December 31, 1996, $1,977,813; January 4,
  1996, $1,902,934).........................................  $1,945,466       $1,902,934
Short-term investments......................................      20,133           49,724
Joint venture mortgage loans................................     109,130          114,002
Third-party mortgage loans..................................      26,420           46,308
Other real estate-related investments.......................      16,256           13,785
Policy loans................................................     109,772          109,345
Other invested assets.......................................      13,310           19,978
                                                              ----------       ----------
          Total investments.................................   2,240,487        2,256,076
Cash........................................................      20,586           66,680
Accrued investment income...................................      28,762           28,363
Goodwill....................................................     304,889          317,593
Value of business acquired..................................     473,863          495,595
Deferred insurance acquisition costs........................      53,602               --
Federal income tax receivable...............................       1,777           18,646
Reinsurance recoverable.....................................     123,533          113,577
Other assets and receivables................................      30,296           51,866
                                                              ----------       ----------
          Total assets......................................  $3,277,795       $3,348,396
                                                              ==========       ==========
LIABILITIES
Future policy benefits......................................  $2,090,050       $2,177,265
Ceded future policy benefits................................     123,533          113,577
Benefits and claims payable to policyholders................     163,350          140,423
Other accounts payable and liabilities......................     102,152           49,074
Deferred income taxes.......................................      75,359           84,929
                                                              ----------       ----------
          Total liabilities.................................   2,554,444        2,565,268
                                                              ----------       ----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY
Capital stock--$20 par value,
  authorized 500,000 shares; outstanding 136,351 shares.....       2,727            2,727
Additional paid-in capital..................................     780,401          780,401
Unrealized loss on investments..............................     (23,376)              --
Retained deficit............................................     (36,401)              --
                                                              ----------       ----------
          Total stockholder's equity........................     723,351          783,128
                                                              ----------       ----------
          Total liabilities and stockholder's equity........  $3,277,795       $3,348,396
                                                              ==========       ==========



See accompanying notes to financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                            STATEMENTS OF OPERATIONS

                                 (in thousands)


                                                                    YEAR ENDED DECEMBER 31
                                                              -----------------------------------
                                                                               PREACQUISITION
                                                                           ----------------------
                                                                1996         1995          1994
                                                              --------     ---------     --------
REVENUE
Net investment income.......................................  $146,855     $ 165,328     $166,055
Premium income..............................................   155,646       154,606      151,829
Realized investment gains (losses)..........................     3,509       (95,420)     (20,855)
Fees and other income.......................................    58,094        58,623       60,077
                                                              --------     ---------     --------
          Total revenue.....................................   364,104       283,137      357,106
                                                              --------     ---------     --------
BENEFITS AND EXPENSES
Benefits and interest credited to policyholders.............   230,294       236,820      226,120
Commissions, taxes, licenses and fees.......................    41,712        46,699       43,373
Operating expenses..........................................    40,467        34,600       29,154
Deferral of insurance acquisition costs.....................   (58,481)      (81,202)     (82,016)
Amortization of insurance acquisition costs.................     5,295        44,001       38,360
Amortization of value of business acquired..................    34,077            --           --
Amortization of goodwill....................................    12,704            --           --
                                                              --------     ---------     --------
          Total benefits and expenses.......................   306,068       280,918      254,991
                                                              --------     ---------     --------
Income before income tax expense............................    58,036         2,219      102,115
Income tax expense..........................................    25,502           451       38,294
                                                              --------     ---------     --------
          Net income........................................  $ 32,534     $   1,768     $ 63,821
                                                              ========     =========     ========



See accompanying notes to financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                       STATEMENTS OF STOCKHOLDER'S EQUITY

                                 (in thousands)


                                                                               PREACQUISITION
                                                                          -------------------------
                                                DECEMBER 31   JANUARY 4   DECEMBER 31   DECEMBER 31
                                                   1996         1996         1995          1994
                                                -----------   ---------   -----------   -----------
CAPITAL STOCK, beginning and end of period....   $   2,727    $   2,727    $   2,727     $   2,727
                                                 ---------    ---------    ---------     ---------

ADDITIONAL PAID-IN CAPITAL, beginning of
  period......................................     780,401      113,478      113,478       113,478
Adjustment to reflect purchase accounting
  method......................................          --      666,923           --            --
                                                 ---------    ---------    ---------     ---------
          End of period.......................     780,401      780,401      113,478       113,478
                                                 ---------    ---------    ---------     ---------

UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  beginning of period.........................          --       48,004      (85,556)       59,639
Unrealized gain (loss) on revaluation of
  investments, net............................     (23,376)          --      133,560      (145,195)
Adjustment to reflect purchase accounting
  method......................................          --      (48,004)          --            --
                                                 ---------    ---------    ---------     ---------
          End of period.......................     (23,376)          --       48,004       (85,556)
                                                 ---------    ---------    ---------     ---------

RETAINED EARNINGS (DEFICIT), beginning of
  period......................................          --      262,284      273,516       305,195
Net income....................................      32,534           --        1,768        63,821
Dividends to parent...........................     (68,935)          --      (13,000)      (95,500)
Adjustment to reflect purchase accounting
  method......................................          --     (262,284)          --            --
                                                 ---------    ---------    ---------     ---------
          End of period.......................     (36,401)          --      262,284       273,516
                                                 ---------    ---------    ---------     ---------

          Total stockholder's equity..........   $ 723,351    $ 783,128    $ 426,493     $ 304,165
                                                 =========    =========    =========     =========



See accompanying notes to financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY


                            STATEMENTS OF CASH FLOWS

                                 (in thousands)


                                                                  YEAR ENDED DECEMBER 31
                                                           -------------------------------------
                                                                             PREACQUISITION
                                                                         -----------------------
                                                             1996          1995          1994
                                                           ---------     ---------     ---------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income.............................................  $  32,534     $   1,768     $  63,821
  Reconcilement of net income to net cash provided:
     Realized investment losses (gains)..................     (3,509)       95,420        20,855
     Interest credited and other charges.................     30,450        37,105        52,883
     Deferred insurance acquisition costs................    (53,186)      (37,201)      (43,656)
     Amortization of value of business acquired..........     34,077            --            --
     Amortization of goodwill............................     12,704            --            --
     Amortization of discount and premium on
       investments.......................................     11,658        (2,084)       (3,300)
     Deferred income taxes...............................    (14,036)        6,027         4,032
     Net change in Federal income tax receivable.........     16,869        (8,850)       (9,796)
     Other, net..........................................     54,979        47,167        76,589
                                                           ---------     ---------     ---------
          Net cash provided from operating activities....    122,540       139,352       161,428
                                                           ---------     ---------     ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
     Fixed maturities held to maturity...................    144,467       118,644       107,473
     Fixed maturities sold prior to maturity.............    331,545       176,430       813,192
     Mortgage loans, policy loans and other invested
       assets............................................    113,758       121,331       214,202
  Cost of investments purchased or loans originated:
     Fixed maturities....................................   (562,792)     (289,534)     (964,806)
     Mortgage loans, policy loans and other invested
       assets............................................    (78,730)      (73,236)     (129,178)
  Short-term investments, net............................     29,591        34,839        55,822
  Net change in receivable and payable for securities
     transactions........................................     11,017       (10,108)      (14,382)
  Net reductions in other assets.........................     (3,066)         (479)          222
                                                           ---------     ---------     ---------
          Net cash provided by (used in) investing
            activities...................................    (14,210)       77,887        82,545
                                                           ---------     ---------     ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits............................................    137,729       163,016       165,073
     Withdrawals.........................................   (255,395)     (283,586)     (342,846)
  Dividends to parent....................................    (68,935)      (13,000)      (95,500)
  Other..................................................     32,177       (18,442)       10,409
                                                           ---------     ---------     ---------
          Net cash used in financing activities..........   (154,424)     (152,012)     (262,864)
                                                           ---------     ---------     ---------
               Net increase (decrease) in cash...........    (46,094)       65,227       (18,891)
CASH, beginning of period................................     66,680         1,453        20,344
                                                           ---------     ---------     ---------
CASH, end of period......................................  $  20,586     $  66,680     $   1,453
                                                           =========     =========     =========



See accompanying notes to financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION


     Federal Kemper Life Assurance Company (the "Company") issues fixed annuity products and term life and interest-sensitive life insurance products marketed primarily through a network of brokerage general agents and other independent distributors. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). On January 4, 1996, an investor group comprised of Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of the change in control, Zurich and Insurance Partners own 80 percent and 20 percent, respectively, of Kemper and therefore the Company.



PURCHASE ACCOUNTING METHOD



     The acquisition of the Company on January 4, 1996, was accounted for using the purchase method of accounting. The financial statements of the Company prior to January 4, 1996, were prepared on a historical cost basis in accordance with generally accepted accounting principles. The accompanying financial statements and notes thereto prepared prior to January 4, 1996 have been labeled "preacquisition". The accompanying financial statements of the Company as of January 4, 1996 (the acquisition date) and as of and for the year ended December 31, 1996, have been prepared in conformity with the purchase method of accounting. The Company has presented January 4, 1996 (the acquisition date), as the opening purchase accounting balance sheet for comparative purposes throughout the accompanying financial statements and notes thereto.



     Under purchase accounting, the Company's assets and liabilities have been marked to their relative fair market values as of the acquisition date. The difference between the cost of acquiring the Company and the net fair market values of the Company's assets and liabilities as of the acquisition date has been recorded as goodwill. The Company is amortizing goodwill on a straight-line basis over twenty-five years. The allocated cost of acquiring the Company was $783.1 million and the acquisition resulted in goodwill of $317.6 million as of January 4, 1996.


     The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determines that goodwill is not recoverable, it would amortize such amounts as additional goodwill expense in the accompanying financial statements. As of December 31, 1996, the Company believes that no such adjustment is necessary.

     Purchase accounting adjustments primarily affected the recorded historical values of fixed maturities, mortgage loans, other invested assets, deferred insurance acquisition costs, future policy benefits and deferred income taxes.

     Deferred insurance acquisition costs, and the related amortization thereof, for policies sold prior to January 4, 1996, have been replaced by the value of business acquired.

     The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.

     A 15 percent discount rate was used to determine such value and represents the rate of return required by Zurich and Insurance Partners to invest in the business being acquired. In selecting the rate of return used to value the policies purchased, the Company considered the magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows, the cost of capital available to fund the acquisition, the perceived likelihood of changes in insurance regulations and tax laws, the complexity of the Company's business, and the prices paid (i.e., discount rates used in determining other life insurance company valuations) on similar blocks of business sold in recent periods.


     The value of the business acquired related to annuities and interest-sensitive life products is amortized over the estimated contract life of such business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The value of business acquired related to term-life insurance products is amortized over the premium

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

paying period of the policies. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2001 are as follows:



                                                                                            PROJECTED
                (IN THOUSANDS)                    BEGINNING                  ACCRETION OF    ENDING
            YEAR ENDED DECEMBER 31                 BALANCE    AMORTIZATION     INTEREST      BALANCE
-----------------------------------------------   ---------   ------------   ------------   ---------
1996...........................................   $495,595      $(61,623)      $27,546      $461,518
1997...........................................    461,518       (64,131)       25,353       422,740
1998...........................................    422,740       (57,945)       23,243       388,038
1999...........................................    388,038       (52,386)       21,362       357,014
2000...........................................    357,014       (47,289)       19,681       329,406
2001...........................................    329,406       (43,998)       18,138       303,546



     The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to stockholder's equity, net of income tax. As of December 31, 1996, this adjustment increased the value of business acquired and stockholder's equity by approximately $12.3 million and $8.0 million, respectively.



ESTIMATES



     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenues and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the financial statements, significant estimates and assumptions affect deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.


LIFE INSURANCE REVENUE AND EXPENSES


     Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.



     Revenue for annuities and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs.



DEFERRED INSURANCE ACQUISITION COSTS



     The costs of acquiring new business principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a credit or charge to stockholder's equity, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.


FUTURE POLICY BENEFITS


     Liabilities for future policy benefits, except annuities and interest-sensitive life products, have been computed principally by a net level premium method. Anticipated rates of mortality are based principally on the 1975-1980

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Select and Ultimate Table, modified by Company experience, including withdrawals. Estimated future investment yields net of investment expenses and asset default costs are 6.28 percent for all issue years prior to January 4, 1996. For policies issued after January 4, 1996, estimated future investment yields are generally 7.25 percent, graded to 6 percent over 20 years.



     Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 4.5 percent to 8.0 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.5 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 2.5 percent to 12.0 percent.



INVESTED ASSETS AND RELATED INCOME


     Investments in fixed maturities are carried at fair value. Short-term investments are carried at cost, which approximates fair value. (See note captioned "Fair Value of Financial Instruments".)

     The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans, real estate-related bonds and other real estate loans where the likelihood of collection of interest is doubtful.


     Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments net of any applicable reserve and write-downs include notes receivable from real estate ventures, investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures and common stock and real estate owned carried at fair value.



     Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions and calculated in conformity with Statement of Financial Accounting Standards ("SFAS") 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, indicate a likelihood of loss. At year-end 1995, reflecting the Company's change in strategy with respect to its real estate portfolio, and the disposition thereof, and on January 4, 1996, reflecting the acquisition of the Company, real estate-related investments were valued using an estimate of the investments' observable market prices, net of estimated costs to sell. Prior to year-end 1995, the Company evaluated its real estate-related assets (including accrued interest) by estimating the probabilities of loss utilizing various projections that included several factors relating to the borrower, property, term of the loan, tenant composition, rental rates, other supply and demand factors and overall economic conditions. Generally, at that time, the reserve was based upon the excess of the loan amount over the estimated future cash flows from the loan, discounted at the loan's contractual rate of interest taking into consideration the effects of recourse to, and subordination of loans held by, affiliated non-life realty companies.


     Under purchase accounting, the market value of the Company's policy loans and other invested assets consisting primarily of venture capital investments and a leveraged lease, became the Company's new cost basis in such investments. Investments in policy loans and other invested assets after January 4, 1996 are carried at cost. Other invested assets also include equity securities, not related to real estate-related investments, which are carried at fair value.

     Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to stockholder's equity. Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefitted.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAX



     The operations of the Company prior to January 4, 1996 have been included in the consolidated Federal income tax return of Kemper. Income taxes receivable or payable have been determined on a separate return basis, and payments have been received from or remitted to Kemper pursuant to a tax allocation arrangement between Kemper and its subsidiaries, including the Company. The Company generally had received a tax benefit for losses to the extent such losses can be utilized in Kemper's consolidated Federal tax return. Subsequent to January 4, 1996, the Company will file a separate Federal income tax return.


     Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

(2) CASH FLOW INFORMATION


     The Company defines cash as cash in banks and money market accounts. Federal income tax refunded by Kemper under the tax allocation arrangement for the period from January 1, 1996 to January 4, 1996 and for the years ended December 31, 1995 and 1994 amounted to $16.7 million, $3.1 million and $40.4 million, respectively. The Company paid $41.3 million of Federal income taxes directly to the United States Treasury Department during 1996.



     Not reflected in the statement of cash flows are rollovers of mortgage loans, other loans and investments totaling approximately $32.8 million in 1994.


(3) INVESTED ASSETS AND RELATED INCOME

     The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying value (estimated fair value) of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:


                                                                                   Estimated Unrealized
                                                          Carrying    Amortized    ---------------------
                                                           Value         Cost       Gains       Losses
                    (in thousands)                        --------    ---------     -----       ------
DECEMBER 31, 1996
U.S. treasury securities and obligations of U.S.
  government agencies and authorities..................  $   81,879   $   82,698     $   --     $   (819)
Obligations of states and political subdivisions,
  special revenue and nonguaranteed....................      14,365       14,644         --         (279)
Debt securities issued by foreign governments..........      54,521       55,916        400       (1,795)
Corporate securities...................................     808,494      824,570      3,180      (19,256)
Mortgage and asset-backed securities...................     986,207      999,985        766      (14,544)
                                                         ----------   ----------     ------     --------
       Total fixed maturities..........................  $1,945,466   $1,977,813     $4,346     $(36,693)
                                                         ==========   ==========     ======     ========

JANUARY 4, 1996
U.S. treasury securities and obligations of U.S.
  government agencies and authorities..................  $  124,365   $  124,365     $   --     $     --
Obligations of states and political subdivisions,
  special revenue and nonguaranteed....................      12,553       12,553         --           --
Debt securities issued by foreign governments..........      38,935       38,935         --           --
Corporate securities...................................     715,001      715,001         --           --
Mortgage and asset-backed securities...................   1,012,080    1,012,080         --           --
                                                         ----------   ----------     ------     --------
       Total fixed maturities..........................  $1,902,934   $1,902,934     $   --     $     --
                                                         ==========   ==========     ======     ========


     Upon default or indication of potential default by an issuer of fixed maturity securities, the Company-owned issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS


(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED) have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.

     The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.


     The Company's $151.8 million real estate portfolio at December 31, 1996 consists of joint venture and third-party mortgage loans and other real estate-related investments.


     At December 31, 1996 and January 4, 1996, total impaired loans were as follows:


                                                                December 31     January 4
                                                                    1996           1996
                       (in millions)                            -----------     ---------
Impaired loans without reserves--gross......................       $80.3          $  --
Impaired loans with reserves--gross.........................        10.3            9.4
                                                                   -----          -----
       Total gross impaired loans...........................        90.6            9.4
Reserves related to impaired loans..........................        (8.8)          (2.8)
                                                                   -----          -----
       Net impaired loans...................................       $81.8          $ 6.6
                                                                   =====          =====



     Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. At December 31, 1996, the Company's deficit in equity investments considered in determining reserves and write-downs amounted to $2.6 million. The Company had an average balance of $36.9 million and $53.3 million in impaired loans for 1996 and 1995, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.



     At December 31, 1996 and January 4, 1996, loans on nonaccrual status amounted to $23.7 million and $11.4 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.



     At December 31, 1996, securities carried at approximately $2.6 million were on deposit with governmental agencies as required by law.



     Proceeds from sales of investments in fixed maturities prior to maturity were $331.5 million, $176.4 million and $813.2 million during 1996, 1995 and 1994, respectively. Gross gains of $6.4 million, $10.9 million and $6.1 million and gross losses of $6.6 million, $5.0 million and $41.9 million were realized on sales of fixed maturities in 1996, 1995 and 1994, respectively.


     The following table sets forth the maturity aging schedule of fixed maturity investments at December 31, 1996:


                                                                 Carrying     Amortized
                                                                  Value       Cost Value
                       (in thousands)                            --------     ----------
One year or less............................................    $    7,210    $    7,217
Over one year through five..................................       299,332       301,877
Over five years through ten.................................       508,259       520,878
Over ten years..............................................       144,458       147,856
Securities not due at a single maturity date(1).............       986,207       999,985
                                                                ----------    ----------
       Total fixed maturities...............................    $1,945,466    $1,977,813
                                                                ==========    ==========


---------------

(1) Weighted average maturity of 6.3 years.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS


(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)
     The sources of net investment income were as follows:


                                                                                   Preacquisition
                                                                               -----------------------
                                                                  1996           1995           1994
                       (in thousands)                           --------       --------       --------
Interest and dividends on fixed maturities..................    $124,735       $141,340       $147,160
Dividends on equity securities..............................         709            763            882
Income from short-term investments..........................       6,046          6,541          2,804
Income from mortgage loans..................................      11,148         14,280         11,667
Income from policy loans....................................       5,607          5,710          5,518
Income (loss) from other real estate-related investments....       1,448           (955)          (731)
Income from other loans and investments.....................       1,772            214          1,498
                                                                --------       --------       --------
       Total investment income..............................     151,465        167,893        168,798
Investment expense..........................................      (4,610)        (2,565)        (2,743)
                                                                --------       --------       --------
       Net investment income................................    $146,855       $165,328       $166,055
                                                                ========       ========       ========


     Realized gains (losses) for the years ended December 31, 1996, 1995 and 1994, were as follows:


                                                                         Realized Gains (Losses)
                                                                -----------------------------------------
                                                                                     Preacquisition
                                                                               --------------------------
                                                                 1996            1995              1994
                       (in thousands)                           ------         ---------         --------
Real estate-related.........................................    $   88         $(102,147)        $  2,337
Fixed maturities............................................      (224)            5,889          (35,801)
Equity securities...........................................       795              (224)          11,166
Other.......................................................     2,850             1,062            1,443
                                                                ------         ---------         --------
  Realized investment gains (losses) before income tax
     expense (benefit)......................................     3,509           (95,420)         (20,855)
Income tax expense (benefit)................................     1,228           (33,397)          (7,299)
                                                                ------         ---------         --------
  Net realized investment gains (losses)....................    $2,281         $ (62,023)        $(13,556)
                                                                ======         =========         ========


     Unrealized gains (losses) are computed below as follows: fixed maturities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity securities and other--the difference between fair value and cost. The change in unrealized investment gains (losses) by class of investment for the years ended December 31, 1996, 1995 and 1994 were as follows:


                                                           Change in Unrealized Gains (Losses)
                                                     ------------------------------------------------
                                                                                    Preacquisition
                                                                                 --------------------
                                                                                     December 31
                                                     December 31    January 4    --------------------
                                                         1996          1996        1995       1994
                  (in thousands)                     ------------   ----------   --------   ---------
Fixed maturities...................................    $(32,347)       $--       $170,483   $(180,816)
Equity securities..................................         677         --          1,581      (1,814)
Adjustment to deferred insurance acquisition
  costs............................................         415         --        (15,522)      8,188
Adjustment to value of business acquired...........      12,345         --             --          --
                                                       --------        ---       --------   ---------
  Unrealized gain (loss) before income tax
     expense.......................................     (18,910)        --        156,542    (174,442)
Income tax expense.................................      (4,466)        --        (22,982)     29,247
                                                       --------        ---       --------   ---------
       Net unrealized gain (loss) on investments...    $(23,376)       $--       $133,560   $(145,195)
                                                       ========        ===       ========   =========

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS


(4) UNCONSOLIDATED INVESTEES

     At December 31, 1996, the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.


     As of December 31, 1996 and January 4, 1996, the Company's net equity investment in unconsolidated investees amounted to $5.2 million and $5.5 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $356 thousand for the year ended December 31, 1996, compared with net losses of $2.6 million, and $3.2 million for the years ended December 31, 1995 and 1994, respectively.



     Also at January 4, 1996, the Company had joint venture-related loans totaling $9.3 million before reserves to partnerships in which Lumbermens Mutual Casualty Company ("Lumbermens"), an affiliate until August 1993, had equity interests. These joint venture-related loans were sold during 1996.


(5) CONCENTRATION OF CREDIT AND INTEREST RATE RISK

     The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of risk exist in the Company's ownership of mortgage-backed and asset-backed securities and real estate.


     Approximately 43.7 percent of the Company's investment-grade fixed maturities at December 31, 1996 were mortgage-backed securities, down from 54.4 percent at January 4, 1996, due to sales and paydowns during 1996. These investments had an average yield of 7.18 percent during 1996 and consisted primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid. The Company plans to continue to reduce its holding of such investments over time.



     As a result of purchases during 1996, approximately 7.5 percent of the Company's investment-grade fixed maturities at December 31, 1996 consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by manufactured housing loans, auto loans and home equity loans.



     Investment income was lower in 1996, compared with both 1995 and 1994, primarily reflecting purchase accounting adjustments related to the amortization of premiums on fixed maturity investments. Under purchase accounting, the market value of the Company's fixed maturity investments as of January 4, 1996 became the Company's new cost basis in such investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments. As a result of the interest rate environment as of January 4, 1996, the market value of the Company's fixed maturity investments was approximately $64.7 million greater than original par. The amortization of such premiums reduced investment income by approximately $14.0 million in 1996, compared with 1995 and 1994.



     Future investment income from mortgage-backed securities and other asset-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. As a result of purchase accounting adjustments to fixed maturities, most of the Company's mortgage-backed securities are carried at a premium over par. Prepayment activity resulting from a decline in interest rates on such securities purchased at a premium would accelerate the amortization of the premiums which would result in reductions of investment income related to such securities. At December 31, 1996, the Company had unamortized premiums and discounts of $18.8 million and $1.8 million, respectively, related to mortgage-backed and asset-backed securities. The Company believes that as a result of the purchase accounting adjustments and the current interest rate environment, anticipated prepayment activity is expected to result in reductions to future investment income similar to those reductions experienced by the Company in 1996.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS


(5) CONCENTRATION OF CREDIT RISK (CONTINUED)
     The Company's real estate portfolio is distributed by geographic location and property type, as shown in the following two tables:

GEOGRAPHIC DISTRIBUTION AS OF DECEMBER 31, 1996


Illinois.............................   53.5%
California...........................   23.9
Florida..............................    5.7
Washington...........................    2.9
Hawaii...............................    2.6
Oregon...............................    2.6
Colorado.............................    2.2
Texas................................    1.7
Ohio.................................    1.1
Other states.........................    3.8
                                       -----
          Total......................  100.0%
                                       =====


DISTRIBUTION BY PROPERTY TYPE AS OF DECEMBER 31, 1996


Office...............................   52.3%
Hotel................................   17.4
Land.................................   14.7
Apartments...........................    5.8
Industrial...........................     .3
Other................................    9.5
                                       -----
          Total......................  100.0%
                                       =====


     Real estate markets have been depressed in recent periods in areas where most of the Company's real estate portfolio is located. Portions of California's and Hawaii's real estate market conditions have continued to be worse than in many other areas of the country. Real estate markets in northern California and Illinois continue to show some stabilization and improvement.


     Undeveloped land represented approximately 14.7 percent of the Company's real estate portfolio at December 31, 1996. To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. The values of certain development projects have been written down as of December 31, 1995, reflecting changes in plans in connection with the Zurich-led acquisition of Kemper. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.



     Approximately 72 percent of the Company's total real estate is on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners. (See note captioned "Unconsolidated Investees".)



     At December 31, 1996, the Company's loans to and investments in projects with the Prime Group, Inc. or its affiliates totaled approximately $65.1 million, or 42.9 percent, of the Company's real estate portfolio. Prime Group-related commitments accounted for $11.9 million of the off-balance-sheet legal commitments at December 31, 1996, of which the Company expects to fund $6.8 million.



     At December 31, 1996, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), have interests constituted approximately $17.8 million, or 11.7 percent, of the Company's real estate portfolio. The Nesbitt ventures primarily consist of nine hotel properties. At December 31, 1996, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.



     At December 31, 1996, loans to and investments in a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens, constituted approximately $12.1 million, or 8.0 percent, of the Company's real estate portfolio. The Company's interest in the MLP is a less than one percent limited partnership interest and Kemper's interest is 75 percent at December 31, 1996. At December 31, 1996, the Company did not have any MLP-related off-balance-sheet legal commitments outstanding.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS


(6) INCOME TAXES

     Income tax expense (benefit) was as follows for the years ended December 31, 1996, 1995 and 1994:


                                                                               Preacquisition
                                                                            --------------------
                                                                1996         1995         1994
                       (in thousands)                         --------      -------      -------
Current.....................................................  $ 39,538      $(5,576)     $34,262
Deferred....................................................   (14,036)       6,027        4,032
                                                              --------      -------      -------
          Total.............................................  $ 25,502      $   451      $38,294
                                                              ========      =======      =======



     Included in the 1995 current tax benefit is the recognition of a net operating loss carryover at December 31, 1995 which was utilized against taxable income on Kemper's consolidated short-period Federal income tax return for the January 1 through January 4, 1996 tax year. Beginning January 5, 1996, the Company will file a stand alone Federal income tax return. Previously, the Company had filed a consolidated Federal income tax return with Kemper. In 1996, the Company and Kemper settled all outstanding balances under the tax allocation agreement.



     The actual income tax expense for 1996, 1995 and 1994 differed from the "expected" tax expense for those years as displayed below. "Expected" tax expense was computed by applying the U.S. Federal corporate tax rate of 35 percent in 1996, 1995, and 1994 to income before income tax expense.



                                                                            Preacquisition
                                                                           -----------------
                                                               1996        1995       1994
                       (in thousands)                         -------      ----      -------
Computed expected tax expense...............................  $20,313      $777      $35,740
Difference between "expected" and actual tax expense
  (benefit):
  State taxes...............................................      731      (240)         896
  Amortization of goodwill..................................    4,446        --           --
  Prior year provision adjustment...........................       --        --        1,675
  Other, net................................................       12       (86)         (17)
                                                              -------      ----      -------
          Total actual tax expense..........................  $25,502      $451      $38,294
                                                              =======      ====      =======


     Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company only records deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance recorded for the portion that is not likely to be realized.

     The Company has established a valuation allowance to reduce the deferred Federal tax asset related to real estate and other investments to the amount that, based upon available evidence, is, in management's judgment, more likely than not to be realized. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in the Company's Federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. The change in the valuation allowance is related solely to the change in the net deferred Federal tax asset or liability from unrealized gains or losses on investments.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS


(6) INCOME TAXES (CONTINUED)
     The tax effects of temporary differences that give rise to significant portions of the Company's net deferred Federal tax liability were as follows:


                                                                                 Preacquisition
                                                                              --------------------
                                                                                  December 31
                                                  December 31    January 4    --------------------
                                                     1996          1996         1995        1994
                 (in thousands)                   -----------    ---------    --------    --------
Deferred Federal tax assets:
  Real estate-related...........................   $ 12,548      $  8,031     $  6,043    $ 10,824
  Unrealized losses on investments..............     11,321            --           --          --
  Life policy reserves..........................     81,127        76,285       77,134      76,820
  Other investment-related......................      5,048         4,789        3,764       3,301
  Tax capitalization of deferred insurance
     acquisition costs..........................     31,744        26,601       26,601      21,093
  Deferred revenue..............................     18,581        13,236       13,236       8,764
  Other.........................................      6,674         4,164        4,162       3,161
                                                   --------      --------     --------    --------
     Total deferred Federal tax assets..........    167,043       133,106      130,940     123,963
  Valuation allowance...........................    (16,628)       (5,361)      (5,361)     (5,361)
                                                   --------      --------     --------    --------
     Total deferred Federal tax assets after
       valuation allowance......................    150,415       127,745      125,579     118,602
                                                   --------      --------     --------    --------
Deferred Federal tax liabilities:
  Deferred insurance acquisition costs..........     18,761            --      142,806     135,218
  Value of business acquired....................    165,852       173,458           --          --
  Depreciation and amortization.................      9,360         8,040       11,447      11,566
  Other investment-related......................     26,301        27,762       28,564         531
  Other.........................................      5,500         3,414        2,491       2,007
                                                   --------      --------     --------    --------
     Total deferred Federal tax liabilities.....    225,774       212,674      185,308     149,322
                                                   --------      --------     --------    --------
Net deferred Federal tax liabilities............   $(75,359)     $(84,929)    $(59,729)   $(30,720)
                                                   ========      ========     ========    ========


     The valuation allowance is subject to future adjustments based on, among other items, the Company's estimates of future operating earnings and capital gains.

     The tax returns through the year 1986 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1987 through 1993 are currently under examination by the IRS.

(7) RELATED-PARTY TRANSACTIONS


     The Company paid cash dividends to Kemper of $68.9 million, $13.0 million and $95.5 million during 1996, 1995 and 1994, respectively.



     The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1996 and January 4, 1996, joint venture mortgage loans totaled $109.1 million and $114.0 million, respectively, and during 1996, 1995 and 1994, the Company earned interest income on these joint venture loans of $7.6 million, $8.8 million and $7.5 million, respectively.



     During 1995 and 1994, the Company sold certain mortgages and real estate-related investments, net of reserves, amounting to approximately $1.4 million and $68.8 million, respectively, to an affiliated non-life realty company, in exchange for cash. No gain or loss was recognized on these sales. During 1996, the Company purchased approximately $10.0 million of real estate-related investments from such affiliated non-life realty subsidiaries for cash. The Company also paid to Kemper real estate subsidiaries $1.0 million and $.8 million in 1996 and 1995, respectively, related to the management of the Company's real estate portfolio.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS


(7) RELATED-PARTY TRANSACTIONS (CONTINUED)

     The Company shares its employees and operations with various other Kemper wholly-owned subsidiaries, primarily Kemper Investors Life Insurance Company ("KILICO") and Zurich Life Insurance Company of America ("ZLICA"), as well as with Fidelity Life Association ("FLA"). FLA is a mutual life insurance company that shares common management and common board members with the Company, KILICO, ZLICA and Kemper. The Company allocates expenses for the utilization of its employees and facilities to KILICO and ZLICA based upon their share of administrative, legal, marketing, and operation and support services. The Company has a formal management services agreement with FLA which charges FLA based upon certain fixed and variable charges. Expenses allocated to KILICO and ZLICA during 1996, 1995, and 1994 amounted to $16.1 million, $14.3 million and $11.1 million, respectively. Expenses charged to FLA during 1996, 1995 and 1994 amounted to $8.6 million, $8.6 million and $9.0 million, respectively.



     The Company is also allocated expenses for the utilization of the investment management services of Zurich Kemper Investments, Inc. ("ZKI"), an affiliated company. During 1996, 1995 and 1994, expenses allocated to the Company from ZKI amounted to $1.8 million, $2.1 million and $2.1 million, respectively.



     Other related party transactions are also described in the note captioned "Reinsurance".


(8) REINSURANCE


     In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain individual death claims. The Company's retention limit on term life insurance is $300 thousand (face amount) on the life of any one individual, with the excess amounts ceded to outside reinsurers. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's balance sheet as reinsurance recoverables and ceded future policy benefits.



     The following is a summary of the reinsurance activities of the Company for the years ended December 31, 1996, 1995 and 1994:



                                                                                  PREACQUISITION
                                                                            --------------------------
                                                                  1996        1995           1994
                                                                --------    --------    --------------
(in thousands)
Direct business.............................................    $223,232    $220,392       $216,954
Reinsurance assumed.........................................          66          75             50
Reinsurance ceded...........................................     (67,652)    (65,861)       (65,175)
                                                                --------    --------       --------
Premium income..............................................    $155,646    $154,606       $151,829
                                                                ========    ========       ========



     The following is a summary of life insurance in force at December 31, 1996 and January 4, 1996:



                                                                DECEMBER 31    JANUARY 4
                                                                   1996          1996
                                                                -----------    ---------
(in billions)
Direct and assumed..........................................       $98.0         $98.0
Ceded.......................................................        41.8          28.8



     The Company has ceded a significant amount of life insurance premiums under various reinsurance contracts for the portion of life insurance in excess of the Company's retention limits on policies written before 1992 with FLA. Beginning in 1992, the Company began to reinsure the excess of insurance risks over the Company's retention limits with other unaffiliated insurance companies, primarily American United Life Insurance Company "AUL". Reinsurance premiums ceded to FLA during 1996, 1995 and 1994 amounted to approximately 32.3 percent,
49.4 percent and 56.1 percent, respectively, of total premiums ceded. Life insurance in force ceded to FLA and AUL amounted to $9.7 billion and $9.4 billion, respectively, at December 31, 1996 and $11.6 billion and $9.1 billion, respectively, at January 4, 1996. The reinsurance receivable from FLA and AUL amounted to $34.6

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS


(8) REINSURANCE (CONTINUED)

million and $13.5 million, respectively, at December 31, 1996 and $38.2 million and $12.5 million, respectively, at January 4, 1996.



     In December 1996, the Company ceded on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance to KILICO. As a result of this transaction, the Company ceded premiums and reserves of approximately $7.3 million. The difference between the cash transferred, which represents the statutory reserves of the business ceded, and the reserves ceded under generally accepted accounting principles, of approximately $18.4 million, was deemed to be a dividend to Kemper and was recorded as a reduction to retained earnings during 1996.


(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS


     The Company sponsors a welfare plan that provides medical and life insurance benefits to its retired and active employees and the Company allocates a portion of the costs of providing such benefits to other Kemper subsidiaries. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.



     The status of the plan as of December 31, 1996 and January 4, 1996 was as follows:



                                                                December 31         January 4
                                                                   1996               1996
                       (in thousands)                           -----------         ---------
Accumulated postretirement benefit obligation:
  Retirees..................................................      $   967            $   938
  Fully eligible active plan participants...................          456                626
  Other active plan participants............................        1,703              2,403
  Unrecognized gain from actuarial experience...............        1,398                 --
                                                                  -------            -------
Gross accrued liability.....................................        4,524              3,967
Liabilities allocated to affiliated companies...............       (2,714)              (985)
                                                                  -------            -------
Net accrued liability.......................................      $ 1,810            $ 2,982
                                                                  =======            =======



     Components of net periodic postretirement benefit cost were as follows:



                                                                             Preacquisition
                                                                             --------------
                                                                1996              1995
                       (in thousands)                           ----         --------------
Service cost-benefits attributed to service during the
  period....................................................    $334              $327
Interest cost on accumulated postretirement benefit
  obligations...............................................     285               229
Amortization of unrecognized actuarial gain.................      --               (75)
                                                                ----              ----
Net periodic postretirement benefit cost....................    $619              $481
                                                                ====              ====


     The discount rate used in determining the allocated postretirement benefit obligation was 7.75 percent and 7.25 percent for 1996 and 1995, respectively. The assumed health care trend rate used was based on projected experience for 1996 and 1997, 10 percent in 1998, gradually declining to 5.0 percent by the year 2001 and remaining at that level thereafter.


     A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1996 and January 4, 1996 by $504 thousand and $773 thousand, respectively, and the net postretirement health care interest and service costs for the years ended December 31, 1996 and 1995 by $102 thousand and $134 thousand, respectively.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS


(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED)

     During 1994, the Company adopted certain severance-related policies to provide benefits, generally limited in time, to former or inactive employees after employment but before retirement. The effect of adopting these policies was immaterial.


(10) COMMITMENTS AND CONTINGENT LIABILITIES


     The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the financial statements.



     Although none of the Company or its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of or lending to real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.


     See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" below for the discussion regarding the Company's loan commitments and standby financing agreements.

     The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1996 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies, for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders. No specific amount can be reasonably estimated for such insolvencies as of December 31, 1996.

(11) FINANCIAL INSTRUMENTS--OFF-BALANCE-SHEET RISK


     At December 31, 1996, the Company had future legal loan commitments and stand-by financing agreements totaling $17.9 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be secured by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. The Company presently expects to fund approximately $13.3 million of these arrangements. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.



(12) FAIR VALUE OF FINANCIAL INSTRUMENTS


     Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. (See note captioned "Invested Assets and Related Income".) Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS



(12) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.


     Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.


     The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

     Fixed maturities and equity securities: Fair values for fixed maturity securities and for equity securities were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, ZKI.


     Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair values.


     Mortgage loans and other real estate-related investments: Fair values for mortgage loans and other real estate-related investments were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty of estimating the fair value of real estate due to the lack of a liquid quotable market.


     Other loans and investments: The carrying amounts reported in the balance sheet for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.



     Future policy benefits: Fair values of future policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with maturities consistent with those remaining for the contracts being valued. The Company had projected its future average crediting rate in 1996 to be 4.75 percent, while the assumed average market crediting rate was 5.8 percent in 1996.


     The carrying values and estimated fair values of the Company's financial instruments at December 31, 1996 and January 4, 1996 were as follows:


                                                       December 31, 1996              January 4, 1996
                                                    ------------------------      ------------------------
                                                     Carrying        Fair          Carrying        Fair
                                                      Value         Value           Value         Value
                 (in thousands)                     ----------    ----------      ----------    ----------
Financial instruments recorded as assets:
  Fixed maturities..............................    $1,945,466    $1,945,466      $1,902,934    $1,902,934
  Cash and short-term investments...............        40,719        40,719         116,404       116,404
  Mortgage loans and other real estate-related
     assets.....................................       151,806       151,806         174,095       174,095
  Policy loans..................................       109,772       109,772         109,345       109,345
  Other invested assets.........................        13,310        13,310          19,978        19,978
Financial instruments recorded as liabilities:
  Future policy benefits, excluding term life
     insurance..................................     1,929,065     1,670,628       1,991,118     1,991,118


(14) STOCKHOLDER'S EQUITY--RETAINED EARNINGS


     The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 1997 is $52.4 million. The Company paid cash dividends of $68.9 million, $13.0 million and $95.5 million during 1996, 1995 and 1994, respectively.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS



     The Company's net income and stockholder's equity as determined in accordance with statutory accounting principles were as follows:



                                                                  1996          1995          1994
                       (in thousands)                           --------      --------      --------
Net income..................................................    $ 52,406      $ 10,342      $ 73,260
                                                                ========      ========      ========
Statutory surplus...........................................    $180,378      $174,100      $179,477
                                                                ========      ========      ========

                                   APPENDIX A

                         ILLUSTRATIONS OF CASH VALUES,
                             CASH SURRENDER VALUES,
                                 DEATH BENEFITS

     The tables in this Prospectus have been prepared to help show how values under a Policy change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Surrender Charges, if any) and Death Benefits under a Policy issued on an insured of a given age would vary over time if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.

     The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.60% on a current basis. This charge is guaranteed not to exceed an effective annual rate of 0.90%. In addition, the net investment returns also reflect the deduction of the Fund investment advisory fees and other Fund expenses, (.85%, the average of the fees and expenses). The tables also reflect applicable charges and deductions including a 3.5% deduction against premiums, a monthly administrative charge of $6 and monthly charges for providing insurance protection. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the following approximate net annual investment rate of return of -1.45%, 4.55% and 10.55%, on a current basis. On a guaranteed basis, these rates of return would be -1.75%, 4.25% and 10.25%, respectively. Cost of insurance rates vary by issue age, sex, rating class and Policy Year and, therefore, are not reflected in the approximate net annual investment rate of return above.

     The values shown are for Policies which are issued to a male preferred nonsmoker. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

     The tables also reflect the fact that no charges for federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

     Upon request, FKLA will furnish an illustration based on the proposed Insured's age, sex and premium payment requested.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
          MALE PREFERRED NON-SMOKER $1,000 ANNUAL PREMIUM ISSUE AGE 35
                        $100,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE

                            0% HYPOTHETICAL               6% HYPOTHETICAL                12% HYPOTHETICAL
          PREMIUM       GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN
         PAID PLUS    ---------------------------   ----------------------------   -----------------------------
POLICY    INTEREST    CASH    SURRENDER    DEATH     CASH    SURRENDER    DEATH     CASH     SURRENDER    DEATH
 YEAR      AT 5%      VALUE     VALUE     BENEFIT   VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------   ---------    -----   ---------   -------   -----    ---------   -------    -----    ---------   -------
   1        1,050       711       651     100,000      761       701     100,000       811        751    100,000
   2        2,153     1,402     1,282     100,000    1,547     1,427     100,000     1,699      1,579    100,000
   3        3,310     2,072     1,892     100,000    2,358     2,178     100,000     2,668      2,488    100,000
   4        4,526     2,720     2,480     100,000    3,192     2,952     100,000     3,726      3,486    100,000
   5        5,802     3,345     3,045     100,000    4,050     3,750     100,000     4,880      4,580    100,000
   6        7,142     3,945     3,645     100,000    4,932     4,632     100,000     6,141      5,841    100,000
   7        8,549     4,520     4,240     100,000    5,835     5,555     100,000     7,517      7,237    100,000
   8       10,027     5,068     4,828     100,000    6,763     6,523     100,000     9,020      8,780    100,000
   9       11,578     5,589     5,409     100,000    7,712     7,532     100,000    10,661     10,481    100,000
  10       13,207     6,083     6,083     100,000    8,685     8,685     100,000    12,456     12,456    100,000
  11       14,917     6,546     6,546     100,000    9,679     9,679     100,000    14,419     14,419    100,000
  12       16,713     6,978     6,978     100,000   10,694    10,694     100,000    16,566     16,566    100,000
  13       18,599     7,377     7,377     100,000   11,730    11,730     100,000    18,916     18,916    100,000
  14       20,579     7,743     7,743     100,000   12,786    12,786     100,000    21,491     21,491    100,000
  15       22,657     8,071     8,071     100,000   13,861    13,861     100,000    24,314     24,314    100,000
  16       24,840     8,362     8,362     100,000   14,953    14,953     100,000    27,411     27,411    100,000
  17       27,132     8,608     8,608     100,000   16,060    16,060     100,000    30,809     30,809    100,000
  18       29,539     8,806     8,806     100,000   17,177    17,177     100,000    34,540     34,540    100,000
  19       32,066     8,950     8,950     100,000   18,299    18,299     100,000    38,639     38,639    100,000
  20       34,719     9,032     9,032     100,000   19,422    19,422     100,000    43,146     43,146    100,000
----------------------------------------------------------------------------------------------------------------
Age 65     69,761     4,832     4,832     100,000   29,447    29,447     100,000   123,683    123,683    150,893
Age 70     94,836         0         0           0   31,298    31,298     100,000   202,749    202,749    235,188
Age 75    126,840         0         0           0   26,525    26,525     100,000   328,574    328,574    351,574
Age 80    167,685         0         0           0    3,645     3,645     100,000   531,262    531,262    557,826
Age 85    219,815         0         0           0        0         0           0   845,412    845,412    887,683
----------------------------------------------------------------------------------------------------------------

ASSUMPTIONS:

  (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN
      MADE.

  (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

  (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

  (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

  (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY FEDERAL KEMPER LIFE ASSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
          MALE PREFERRED NON-SMOKER $1,000 ANNUAL PREMIUM ISSUE AGE 35
                        $100,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE

                            0% HYPOTHETICAL                 6% HYPOTHETICAL                  12% HYPOTHETICAL
          PREMIUM       GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
         PAID PLUS    ----------------------------   -----------------------------   ---------------------------------
POLICY    INTEREST     CASH    SURRENDER    DEATH     CASH     SURRENDER    DEATH      CASH      SURRENDER     DEATH
 YEAR      AT 5%      VALUE      VALUE      VALUE     VALUE      VALUE      VALUE      VALUE       VALUE       VALUE
------   ---------    -----    ---------    -----     -----    ---------    -----      -----     ---------     -----
   1        1,050        750       690     100,000       801        741    100,000         853         793     100,000
   2        2,153      1,490     1,370     100,000     1,640      1,520    100,000       1,796       1,676     100,000
   3        3,310      2,220     2,040     100,000     2,518      2,338    100,000       2,841       2,661     100,000
   4        4,526      2,940     2,700     100,000     3,437      3,197    100,000       3,998       3,758     100,000
   5        5,802      3,651     3,351     100,000     4,399      4,099    100,000       5,278       4,978     100,000
   6        7,142      4,353     4,053     100,000     5,407      5,107    100,000       6,695       6,395     100,000
   7        8,549      5,045     4,765     100,000     6,461      6,181    100,000       8,264       7,984     100,000
   8       10,027      5,728     5,488     100,000     7,565      7,325    100,000      10,000       9,760     100,000
   9       11,578      6,402     6,222     100,000     8,721      8,541    100,000      11,922      11,742     100,000
  10       13,207      7,067     7,067     100,000     9,931      9,931    100,000      14,050      14,050     100,000
  11       14,917      7,724     7,724     100,000    11,198     11,198    100,000      16,406      16,406     100,000
  12       16,713      8,372     8,372     100,000    12,524     12,524    100,000      19,013      19,013     100,000
  13       18,599      9,011     9,011     100,000    13,912     13,912    100,000      21,899      21,899     100,000
  14       20,579      9,642     9,642     100,000    15,365     15,365    100,000      25,094      25,094     100,000
  15       22,657     10,264    10,264     100,000    16,887     16,887    100,000      28,631      28,631     100,000
  16       24,840     10,879    10,879     100,000    18,479     18,479    100,000      32,546      32,546     100,000
  17       27,132     11,485    11,485     100,000    20,147     20,147    100,000      36,879      36,879     100,000
  18       29,539     12,083    12,083     100,000    21,893     21,893    100,000      41,677      41,677     100,000
  19       32,066     12,673    12,673     100,000    23,720     23,720    100,000      46,987      46,987     100,000
  20       34,719     13,256    13,256     100,000    25,633     25,633    100,000      52,865      52,865     100,000
----------------------------------------------------------------------------------------------------------------------
Age 65     69,761     15,379    15,379     100,000    47,334     47,334    100,000     157,463     157,463     192,105
Age 70     94,836     14,093    14,093     100,000    61,504     61,504    100,000     263,555     263,555     305,724
Age 75    126,840      9,675     9,675     100,000    78,985     78,985    100,000     437,084     437,084     467,679
Age 80    167,685          0         0           0   102,042    102,042    107,144     722,374     722,374     758,493
Age 85    219,815          0         0           0   131,041    131,041    137,593   1,184,732   1,184,732   1,243,968
----------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS:

  (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN
      MADE.

  (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

  (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

  (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

  (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY FEDERAL KEMPER LIFE ASSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
          MALE PREFERRED NON-SMOKER $3,000 ANNUAL PREMIUM ISSUE AGE 55
                        $100,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE

                           0% HYPOTHETICAL                6% HYPOTHETICAL                12% HYPOTHETICAL
          PREMIUM      GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN
         PAID PLUS   ----------------------------   ----------------------------   -----------------------------
POLICY   INTEREST     CASH    SURRENDER    DEATH     CASH    SURRENDER    DEATH     CASH     SURRENDER    DEATH
 YEAR      AT 5%     VALUE      VALUE     BENEFIT   VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------   ---------   -----    ---------   -------   -----    ---------   -------    -----    ---------   -------
   1        3,150     2,015     1,835     100,000    2,162     1,982     100,000     2,309      2,129    100,000
   2        6,457     3,932     3,572     100,000    4,353     3,993     100,000     4,793      4,433    100,000
   3        9,930     5,751     5,211     100,000    6,575     6,035     100,000     7,471      6,931    100,000
   4       13,577     7,470     6,750     100,000    8,825     8,105     100,000    10,362      9,642    100,000
   5       17,406     9,080     8,180     100,000   11,099    10,199     100,000    13,485     12,585    100,000
   6       21,426    10,577     9,677     100,000   13,392    12,492     100,000    16,863     15,963    100,000
   7       25,647    11,951    11,111     100,000   15,699    14,859     100,000    20,524     19,684    100,000
   8       30,080    13,192    12,472     100,000   18,011    17,291     100,000    24,495     23,775    100,000
   9       34,734    14,284    13,744     100,000   20,319    19,779     100,000    28,810     28,270    100,000
  10       39,620    15,213    15,213     100,000   22,612    22,612     100,000    33,511     33,511    100,000
  11       44,751    15,966    15,966     100,000   24,883    24,883     100,000    38,650     38,650    100,000
  12       50,139    16,529    16,529     100,000   27,127    27,127     100,000    44,297     44,297    100,000
  13       55,796    16,889    16,889     100,000   29,338    29,338     100,000    50,533     50,533    100,000
  14       61,736    17,031    17,031     100,000   31,514    31,514     100,000    57,460     57,460    100,000
  15       67,972    16,930    16,930     100,000   33,644    33,644     100,000    65,203     65,203    100,000
  16       74,521    16,551    16,551     100,000   35,714    35,714     100,000    73,909     73,909    100,000
  17       81,397    15,797    15,797     100,000   37,663    37,663     100,000    83,756     83,756    100,000
  18       88,617    14,706    14,706     100,000   39,538    39,538     100,000    94,954     94,954    105,399
  19       96,198    13,149    13,149     100,000   41,269    41,269     100,000   107,330    107,330    116,990
  20      104,158    11,036    11,036     100,000   42,822    42,822     100,000   120,985    120,985    129,454
----------------------------------------------------------------------------------------------------------------
Age 65     39,620    15,213    15,213     100,000   22,612    22,612     100,000    33,511     33,511    100,000
Age 70     67,972    16,930    16,930     100,000   33,644    33,644     100,000    65,203     65,203    100,000
Age 75    104,158    11,036    11,036     100,000   42,822    42,822     100,000   120,985    120,985    129,454
Age 80    150,340         0         0           0   46,854    46,854     100,000   212,290    212,290    222,904
Age 85    209,282         0         0           0   37,114    37,114     100,000   354,177    354,177    371,886
----------------------------------------------------------------------------------------------------------------

ASSUMPTIONS:

  (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN
      MADE.

  (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

  (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

  (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

  (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY FEDERAL KEMPER LIFE ASSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
          MALE PREFERRED NON-SMOKER $3,000 ANNUAL PREMIUM ISSUE AGE 55
                        $100,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE

                           0% HYPOTHETICAL                 6% HYPOTHETICAL                12% HYPOTHETICAL
          PREMIUM      GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN
         PAID PLUS   ----------------------------   -----------------------------   -----------------------------
POLICY   INTEREST     CASH    SURRENDER    DEATH     CASH     SURRENDER    DEATH     CASH     SURRENDER    DEATH
 YEAR      AT 5%     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------   ---------   -----    ---------   -------    -----    ---------   -------    -----    ---------   -------
   1        3,150     2,202     2,022     100,000     2,355      2,175    100,000     2,508      2,328    100,000
   2        6,457     4,384     4,024     100,000     4,831      4,471    100,000     5,297      4,937    100,000
   3        9,930     6,548     6,008     100,000     7,436      6,896    100,000     8,399      7,859    100,000
   4       13,577     8,694     7,974     100,000    10,176      9,456    100,000    11,849     11,129    100,000
   5       17,406    10,821     9,921     100,000    13,057     12,157    100,000    15,686     14,786    100,000
   6       21,426    12,930    12,030     100,000    16,088     15,188    100,000    19,953     19,053    100,000
   7       25,647    15,021    14,181     100,000    19,276     18,436    100,000    24,698     23,858    100,000
   8       30,080    17,094    16,374     100,000    22,629     21,909    100,000    29,976     29,256    100,000
   9       34,734    19,149    18,609     100,000    26,155     25,615    100,000    35,846     35,306    100,000
  10       39,620    21,186    21,186     100,000    29,864     29,864    100,000    42,374     42,374    100,000
  11       44,751    23,207    23,207     100,000    33,765     33,765    100,000    49,634     49,634    100,000
  12       50,139    25,209    25,209     100,000    37,869     37,869    100,000    57,708     57,708    100,000
  13       55,796    27,195    27,195     100,000    42,185     42,185    100,000    66,688     66,688    100,000
  14       61,736    29,163    29,163     100,000    46,724     46,724    100,000    76,675     76,675    100,000
  15       67,972    31,115    31,115     100,000    51,498     51,498    100,000    87,782     87,782    101,827
  16       74,521    33,050    33,050     100,000    56,520     56,520    100,000   100,077    100,077    115,088
  17       81,397    34,968    34,968     100,000    61,802     61,802    100,000   113,670    113,670    128,448
  18       88,617    36,870    36,870     100,000    67,357     67,357    100,000   128,702    128,702    142,859
  19       96,198    38,756    38,756     100,000    73,200     73,200    100,000   145,326    145,326    158,405
  20      104,158    40,626    40,626     100,000    79,346     79,346    100,000   163,713    163,713    175,173
-----------------------------------------------------------------------------------------------------------------
Age 65     39,620    21,186    21,186     100,000    29,864     29,864    100,000    42,374     42,374    100,000
Age 70     67,972    31,115    31,115     100,000    51,498     51,498    100,000    87,782     87,782    101,827
Age 75    104,158    40,626    40,626     100,000    79,346     79,346    100,000   163,713    163,713    175,173
Age 80    150,340    43,101    43,101     100,000   113,925    113,925    119,622   287,479    287,479    301,853
Age 85    209,282    40,685    40,685     100,000   156,675    156,675    164,508   488,197    488,197    512,607
-----------------------------------------------------------------------------------------------------------------

ASSUMPTIONS:

  (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN
      MADE.

  (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

  (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

  (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

  (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY FEDERAL KEMPER LIFE ASSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                         TABLE OF DEATH BENEFIT FACTORS

ATTAINED                         ATTAINED                         ATTAINED                         ATTAINED
  AGE*           PERCENT           AGE*           PERCENT           AGE*           PERCENT           AGE*           PERCENT
--------         -------         --------         -------         --------         -------         --------         -------
  0-40             250              50              185              60              130               70             115
    41             243              51              178              61              128               71             113
    42             236              52              171              62              126               72             111
    43             229              53              164              63              124               73             109
    44             222              54              157              64              122               74             107
    45             215              55              150              65              120            75-90             105
    46             209              56              146              66              119               91             104
    47             203              57              142              67              118               92             103
    48             197              58              138              68              117               93             102
    49             191              59              134              69              116               94             101
                                                                                                       95+            100

* ATTAINED AGE AS OF THE BEGINNING OF THE POLICY YEAR

                     UNDERTAKING PURSUANT TO RULE 484(B)(1)
                        UNDER THE SECURITIES ACT OF 1933

     Pursuant to the Distribution Agreement filed as Exhibit 1-A(3)(a) to this Registration Statement, Federal Kemper Life Assurance Company (FKLA) and the Separate Account have agreed to indemnify Investors Brokerage Services, Inc.
(IBS) against any claims, liabilities and expenses which IBS may incur under the Securities Act of 1933 (the Act), common law or otherwise, arising out of or based upon any alleged untrue statements of material fact contained in any registration statement or prospectus of the Separate Account, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading. IBS has agreed to indemnify FKLA and the Separate Account against any and all claims, demands, liabilities and expenses which FKLA or the Separate Account may incur, arising out of or based upon any act or deed of IBS or of any registered representative of an NASD member investment dealer which has an agreement with IBS and is acting in accordance with FKLA's instructions.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of FKLA or the Separate Account (by virtue of the fact that they may also be agents, employees or controlling persons of IBS) pursuant to the foregoing provisions, or otherwise, FKLA and the Separate Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by FKLA or the Separate Account of expenses incurred or paid by a director, officer or controlling person of FKLA or the Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, FKLA and the Separate Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             REPRESENTATION REGARDING FEES AND CHARGES PURSUANT TO
                SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

     Federal Kemper Life Assurance Company ("FKLA") represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by FKLA.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following Papers and Documents:

            The Facing sheet.


          1 Reconciliation and tie between items in N-8B-2 and Prospectus.



            The prospectus consisting of 52 pages.



          1 The undertaking to file reports.


            Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933.

               Representation Regarding Fees and Charges Pursuant to Section 26 of the Investment Company Act of 1940.

            The signatures.

            Written consents of the following persons:


           1 A. Frank J. Julian, Esq. (Included in Opinion filed as Exhibit
                3(a)).


             C. KPMG Peat Marwick LLP, independent auditors (Filed as Exhibit
                6(a)).


             D. Christopher J. Nickele, FSA (Included in Opinion filed as
                Exhibit 3(b)).


          The following exhibits:


           21-A(1)                    FKLA Resolution establishing the Separate Account
           11-A(3)(a)                 Distribution Agreement between FKLA and Investors Brokerage Services, Inc.
           41-A(3)(b)(i)              General Agent Agreement
           41-A(3)(b)(ii)             Specimen Selling Group Agreement of Investors Brokerage Services, Inc.
           11-A(3)(c)                 Schedules of commissions
           11-A(5)                    Specimen Policy
           21-A(6)(a)                 FKLA Articles of Incorporation
              1-A(6)(b)               Bylaws of FKLA
           31-A(8)(a)                 Janus Aspen Series Fund Participation Agreement
            1-A(8)(a)(i)              Service Agreement between Federal Kemper Life Assurance Company and Janus
                                      Capital Corporation.
           31-A(8)(b)                 Participation Agreement among Variable Insurance Products Fund, Fidelity
                                      Distributors Corporation and Federal Kemper Life Assurance Company
           31-A(8)(c)                 Participation Agreement among Variable Insurance Products Fund II, Fidelity
                                      Distributors Corporation and Federal Kemper Life Assurance Company
            1-A(8)(d)                 Participation Agreement by and among Federal Kemper Life Assurance Company and Warburg, Pincus Trust and Warburg, Pincus Counsellors, Inc. and
                                      Counsellors Securities Inc.
            1-A(8)(d)(i)              Service Agreement between Warburg Pincus Counsellors, Inc. and Federal
                                      Kemper Life Assurance Company and Kemper Investors Life Insurance Company.
           31-A(8)(e)                 Participation Agreement among Kemper Investors Fund, Zurich Kemper
                                      Investments, Inc., Kemper Distributors, Inc. and Federal Kemper Life
                                      Assurance Company
           11-A(10)                   Application for Policy
           13(a)                      Opinion and consent of legal officer of FKLA as to legality of policies being registered
            3(b)                      Opinion and consent of actuarial officer of FKLA regarding prospectus illustrations and actuarial matters
            6(a)                      Consent of independent auditors
           38                         Procedures Memorandum, pursuant to Rule 6e-3(T)(b)(12)(iii)
           211                        Representations, description and undertakings regarding mortality and expense risk charge, pursuant to Rule 6e-3(T)(b)(13)(iii)(F)

     99                     Power of Attorney Forms


-------------------------

1 Filed with the Pre-Effective Amendment No. 1 of the Registrant on Form S-6 filed on March 24, 1995.



2 Filed with the Post-Effective Amendment No. 2 to the Registration Statement on
  Form S-6 for FKLA Variable Separate Account filed on or about May 30, 1996.



3 Filed with Post-Effective Amendment No. 3 to the Registration Statement on
  Form S-6 for FKLA Variable Separate Account filed on or about December 27,
  1996.



4 Filed with Amendment No. 2 to the Registration Statement on Form S-1 filed on or about April 23, 1997 (File No. 333-02491).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, FKLA Variable Separate Account, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Grove and State of Illinois on the 28th day of April, 1997.


                                       FKLA VARIABLE SEPARATE ACCOUNT
                                       (Registrant)

                                       By: Federal Kemper Life Assurance Company
                                       (Depositor)


                                       By: /s/ JOHN B. SCOTT*


                                         ---------------------------------------
                                         John B. Scott, Chief Executive
                                         Officer and President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following directors and principal officers of Federal Kemper Life Assurance Company in the capacities indicated on the 28th day of April, 1997.



                      SIGNATURE                                                TITLE
                      ---------                                                -----

/s/ JOHN B. SCOTT*                                     Chief Executive Officer, President and Director
-----------------------------------------------------  (Principal Executive Officer)
John B. Scott

/s/ W. H. BOLINDER*                                    Chairman of the Board and Director
-----------------------------------------------------
William H. Bolinder

/s/ FREDERICK L. BLACKMON*                             Senior Vice President and Chief Financial Officer
-----------------------------------------------------  (Principal Financial Officer and Principal Accounting
Frederick L. Blackmon                                  Officer)

/s/ LOREN J. ALTER*                                    Director
-----------------------------------------------------
Loren J. Alter

/s/ DANIEL L. DOCTOROFF*                               Director
-----------------------------------------------------
Daniel L. Doctoroff

/s/ STEVEN M. GLUCKSTERN*                              Director
-----------------------------------------------------
Steven M. Gluckstern

/s/ MICHAEL P. STRAMAGLIA*                             Director
-----------------------------------------------------
Michael P. Stramaglia

/s/ PAUL H. WARREN*                                    Director
-----------------------------------------------------
Paul H. Warren



*By: /s/ FRANK J. JULIAN


     ----------------------------------

     Frank J. Julian


     Attorney-in-Fact


     April 28, 1997

                                 EXHIBIT INDEX



  EXHIBIT
   NUMBER                                  TITLE
  -------                                  -----
   1-A(6)(b)    Bylaws of FKLA
1-A(8)(a)(i)    Service Agreement between Federal Kemper Life Assurance
                Company and Janus Capital Corporation.
   1-A(8)(d)    Participation Agreement by and among Federal Kemper Life
                Assurance Company and Warburg, Pincus Trust and Warburg,
                Pincus Counsellors, Inc. and Counsellors Securities Inc.
1-A(8)(d)(i)    Service Agreement between Warburg Pincus Counsellors, Inc.
                and Federal Kemper Life Assurance Company and Kemper
                Investors Life Insurance Company.
        3(b)    Opinion and consent of actuarial officer of FKLA regarding prospectus illustrations and actuarial matter.
        6(a)    Consent of Independent Auditors
          99    Power of Attorney Forms